UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2013

[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA INCOME FUND]

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       ANNUAL REPORT
       USAA INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JULY 31, 2013

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

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PRESIDENT'S MESSAGE

"THE DECLINE WAS INSTRUCTIVE BECAUSE
IT REVEALED HOW ATTACHED INVESTORS                 [PHOTO OF DANIEL S. McNAMARA]
HAD BECOME TO FED STIMULUS."
--------------------------------------------------------------------------------

AUGUST 2013

If there was any doubt the Federal Reserve's (the Fed) stimulus programs were driving the performance of the U.S. stock and bond markets, it was greatly diminished during the reporting period. Just a hint of eventual Fed tapering sparked a broad selloff in the financial markets during June. The decline was instructive because it revealed how attached investors had become to rely on the Fed's stimulus policies. The Fed's bond-buying programs have pushed down interest rates and driven bond prices higher. Lower interest rates, meanwhile, have incentivized investors to seek higher returns in riskier asset classes, such as stocks and corporate bonds.

In response to the selloff, the Fed moved quickly to remind investors it would not raise short-term interest rates until it became clear that economic growth was self-sustaining. The Fed also said it could change the terms of its quantitative easing programs if the economy takes an unexpected turn, such as strong growth or renewed weakness. (The term quantitative easing is generally used to reference programs in which the Fed uses newly created money to purchase financial assets.) In fact, I believe that the economy is weaker at the time of this writing than when the Fed expanded quantitative easing in 2012. Furthermore, inflation pressures remain modest. As a result, the Fed is likely to continue its quantitative easing programs for some time, though I believe it may purchase fewer securities if market conditions are favorable. However, with a change in leadership coming at the end of 2013, Fed Chairman Ben Bernanke may seek -- economic conditions permitting -- to preserve his legacy by setting the stage for future tapering.

Although interest rates increased during the reporting period, they remain exceptionally low by historical measures. I think investors have less to fear from gradually rising interest rates than they do from a return to low rates, which some believe could be caused by a Japan-like deflationary economy. That said, higher interest rates do mean that bond investors are likely to

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

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see a decrease in their principal (bond prices move in the opposite direction of interest rates), but they will also -- for the first time in a long time -- see an increase in the income they receive from their fixed-income investments. However, it is important to remember that the fixed-income market is not a "bond" market. It is a market of bonds, which includes U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities and more. Many of these fixed-income asset classes perform differently from each other.

Within equities, the selloff was relatively short lived and stocks reached new highs just after the end of the reporting period. However, only about a third of the gains can be attributed to earnings and dividend growth. Much of price appreciation seems to be the result of higher valuations or multiple expansion. While we believe current valuations are fair, 2008 should be a reminder that investor preferences can change. Increasing valuations that are not supported by earnings growth could decline in the future.

In this environment, I think it's more important than ever to keep emotion out of the investment process. Shareholders should have an investment plan, remain disciplined and hold diversified portfolios directly tied to their objectives, risk tolerance and time horizon. If you think you might be over-allocated to your fixed-income portfolio, you should reassess your investment risk and if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. USAA advisors are available to help you free of charge if you have questions or need assistance updating your investment plan.

Though no one really knows what lies ahead, you can rest assured that we will continue to monitor Fed policy and the many factors shaping the performance of the financial markets. From all of us here at USAA Asset Management Company, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.
o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

  Distributions to Shareholders                                              16

  Report of Independent Registered Public Accounting Firm                    17

  Portfolio of Investments                                                   18

  Notes to Portfolio of Investments                                          44

  Financial Statements                                                       49

  Notes to Financial Statements                                              52

EXPENSE EXAMPLE                                                              70

ADVISORY AGREEMENT(S)                                                        72

TRUSTEES' AND OFFICERS' INFORMATION                                          77

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA INCOME FUND'S (THE FUND) INVESTMENT OBJECTIVE IS MAXIMUM CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

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TYPES OF INVESTMENTS

The Fund invests its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND
--------------------------------------------------------------------------------

[PHOTO OF MATTHEW FREUND]                      [PHOTO OF JULIANNE BASS]
    MATTHEW FREUND, CFA                            JULIANNE BASS, CFA
    USAA Asset Management Company                  USAA Asset Management Company

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o   HOW DID THE USAA INCOME FUND (THE FUND SHARES) PERFORM DURING THE REPORTING
    PERIOD?

    The Fund Shares provided a total return of 1.30% for the reporting period. This compares to returns of -1.99% for the Lipper A Rated Bond Funds Index and -1.91% for the Barclays U.S. Aggregate Bond Index. At the same time, the Fund Shares' 12-month dividend yield was 3.62%, compared to 2.83% for the Lipper Corporate Debt Funds A Rated Average.

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began, market sentiment was dominated by concerns about the upcoming presidential election as well as the potential impact of sequestration (automatic federal spending cuts), which ultimately had little impact on the economy. Fixed-income performance was volatile, caused by the combination of the Federal Reserve's (the Fed) ongoing quantitative easing measures and uncertainty about when they might end.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA INCOME FUND

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                   o U.S. TREASURY ACTIVE YIELD CURVES o

                  [CHART OF U.S. TREASURY ACTIVE YIELD CURVES]

                         RATE (MID CONVENTIONAL %)              CHANGE IN BASIS
                       -----------------------------                 POINTS
                       7/31/13               8/01/12                 ------
 1M                     0.023                 0.063                   -4.1
 3M                     0.038                 0.094                   -5.6
 6M                     0.068                 0.140                   -7.1
 1Y                     0.107                 0.160                   -5.3
 2Y                     0.311                 0.229                    8.2
 3Y                     0.592                 0.313                   27.9
 5Y                     1.379                 0.636                   74.3
 7Y                     2.001                 1.032                   97.0
10Y                     2.577                 1.525                  105.2
30Y                     3.636                 2.598                  103.8

                                   [END CHART]

    Source: Bloomberg L.P.

    The market environment changed suddenly in May 2013 when Fed Chairman Ben Bernanke hinted the Fed could start tapering its asset purchases during 2013 should economic conditions warrant it. Afterwards, interest rates increased during May and June. (Bond prices, which move in the opposite direction of interest rates, declined.) The yield on a 10-year U.S. Treasury, which had been 1.52% on August 1, 2012, reached 2.58% by the end of the reporting period. Moreover, the yield curve steepened dramatically, with the spread (difference in yields) between three-month and 10-year U.S. Treasuries widening from 1.44% to 2.54%, reflecting investor concern about higher

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    U.S. Treasury rates and potential inflation (see chart on page 3). The increase in interest rates demonstrated the market's concern about the eventual reversal of the Fed's easy monetary policies.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we sought to maximize the Fund's income while maintaining an acceptable level of price volatility. We have always believed the Fund should be adequately compensated for the risk it takes. In managing the portfolio, we took a "holistic" approach, using independent credit analysis to look for what we considered the best investment ideas across the fixed-income market and among individual securities. Based on our belief that the Fed would continue to keep interest rates low, we extended the portfolio's duration by reducing its holdings of cash and short-term investments. (Duration, which is usually expressed in numbers of years, is a measure of the sensitivity of a portfolio to a change in interest rates.) We also reduced the Fund's allocation to mortgage-backed securities, asset-backed securities and municipal bonds. Our team of credit analysts helped us identify attractive opportunities in spread (non-U.S. Treasury) sectors, including investment-grade corporate bonds and commercial mortgage-backed securities. We also found opportunities to reinvest the Fund at higher yields. Our credit team continued to analyze and monitor every holding in the portfolio.

    During the reporting period, the Fund benefited from its holdings of the junior subordinated debt of financial companies and also high-yield bonds. In addition, its position in dividend-paying stocks contributed positively. Detracting from the portfolio's returns were the portfolio's investments in long-term U.S. Treasuries, which underperformed most other sectors of the fixed-income market. The Fund's holdings of municipal bonds also dampened returns as rising interest rates and the city of Detroit bankruptcy rattled the tax-exempt market. (The Fund did not own any bonds issued by Detroit.)

================================================================================

4  | USAA INCOME FUND

================================================================================

    We remain committed to building a high-quality portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

o   WHAT IS THE OUTLOOK?

    We remain cautiously optimistic in our broad economic outlook. Although the prospect of tapering caused a substantial market reaction, it is important to remember that the Fed will only begin to pull back on quantitative easing if economic growth is strong enough to warrant a reduction. What's more, "tapering" (reducing the amount of stimulus) is not the same as "tightening" (removing stimulus altogether). Still, the data-driven nature of Fed policy is likely to contribute to increased market volatility as investors give even greater scrutiny to individual economic reports in the months ahead. Meanwhile, we expect the Fed to continue holding short-term rates at or near zero at least through 2014. Fed Chairman Bernanke has been very clear that the Fed has no plans to raise short-term rates as long as the unemployment rate is at or above 6.5% and inflation is below 2%.

    In our opinion, fixed-income securities have returned to their traditional role as an income accumulation vehicle and shareholders should expect the majority of their return to come from the income generated by the Fund. Indeed, over the long term, income -- not price movements -- comprise the majority of the portfolio's total return (see page 7).

    Thank you for the opportunity to serve your investment needs.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA INCOME FUND SHARES (FUND SHARES) (Ticker Symbol: USAIX)

--------------------------------------------------------------------------------
                                         7/31/13                     7/31/12
--------------------------------------------------------------------------------
Net Assets                           $2,659.3 Million           $3,570.5 Million
Net Asset Value Per Share                $13.10                     $13.43

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
  1 Year                            5 Years                          10 Years
  1.30%                              6.71%                             5.50%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD AS OF 7/31/13*           EXPENSE RATIO AS OF 7/31/12**
--------------------------------------------------------------------------------
                 2.86%                                     0.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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6  | USAA INCOME FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS
ENDED JULY 31, 2013

--------------------------------------------------------------------------------
                    TOTAL RETURN     =    DIVIDEND RETURN     +     PRICE CHANGE
--------------------------------------------------------------------------------
10 Years                5.50%        =         4.72%          +          0.78%
5 Years                 6.71%        =         4.56%          +          2.15%
1 Year                  1.30%        =         3.51%          +         -2.21%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2004 -- JULY 31, 2013

       [CHART OF TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

--------------------------------------------------------------------------------
                 TOTAL RETURN      DIVIDEND RETURN      CHANGE IN SHARE PRICE
--------------------------------------------------------------------------------
7/31/2004            5.23%              4.57%                   0.66%
7/31/2005            5.33               4.68                    0.65
7/31/2006            1.50               4.75                   -3.25
7/31/2007            5.09               5.09                    0.00
7/31/2008            4.37               5.29                   -0.92
7/31/2009            6.38               5.96                    0.42
7/31/2010           13.00               5.24                    7.76
7/31/2011            6.34               4.23                    2.11
7/31/2012            6.85               3.94                    2.91
7/31/2013            1.30               3.51                   -2.21

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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                                                        INVESTMENT OVERVIEW |  7

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                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                 LIPPER CORPORATE
                    USAA INCOME                     DEBT FUNDS
                    FUND SHARES                   A RATED AVERAGE
7/31/2004              4.49%                           4.01%
7/31/2005              4.58                            3.94
7/31/2006              4.86                            4.33
7/31/2007              5.04                            4.54
7/31/2008              5.32                            4.91
7/31/2009              5.43                            4.97
7/31/2010              4.64                            3.96
7/31/2011              4.01                            3.53
7/31/2012              3.68                            3.02
7/31/2013              3.62                            2.83

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/04 to 7/31/13.

The Lipper Corporate Debt Funds A Rated average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

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8  | USAA INCOME FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INCOME          BARCLAYS U.S.         LIPPER A RATED BOND
                   FUND SHARES      AGGREGATE BOND INDEX          FUNDS INDEX
 7/31/2003         $10,000.00            $10,000.00               $10,000.00
 8/31/2003          10,075.80             10,066.39                10,066.40
 9/30/2003          10,342.48             10,332.86                10,341.73
10/31/2003          10,284.51             10,236.49                10,258.20
11/30/2003          10,321.80             10,261.01                10,290.72
12/31/2003          10,409.45             10,365.43                10,392.27
 1/31/2004          10,493.35             10,448.82                10,479.70
 2/29/2004          10,600.20             10,561.92                10,579.35
 3/31/2004          10,684.63             10,641.02                10,660.43
 4/30/2004          10,389.93             10,364.17                10,398.86
 5/31/2004          10,350.88             10,322.66                10,345.75
 6/30/2004          10,406.54             10,380.99                10,398.73
 7/31/2004          10,523.25             10,483.89                10,498.10
 8/31/2004          10,708.25             10,683.88                10,695.43
 9/30/2004          10,748.68             10,712.87                10,729.98
10/31/2004          10,839.71             10,802.70                10,817.53
11/30/2004          10,775.26             10,716.53                10,752.01
12/31/2004          10,880.13             10,815.14                10,861.10
 1/31/2005          10,953.84             10,883.05                10,936.14
 2/28/2005          10,907.15             10,818.81                10,892.82
 3/31/2005          10,867.60             10,763.24                10,826.92
 4/30/2005          11,019.13             10,908.91                10,970.75
 5/31/2005          11,125.14             11,026.93                11,096.69
 6/30/2005          11,176.96             11,087.06                11,160.97
 7/31/2005          11,084.61             10,986.13                11,059.44
 8/31/2005          11,242.32             11,126.97                11,208.69
 9/30/2005          11,141.08             11,012.35                11,075.68
10/31/2005          11,059.53             10,925.20                10,973.31
11/30/2005          11,101.19             10,973.51                11,028.83
12/31/2005          11,202.66             11,077.84                11,135.79
 1/31/2006          11,198.06             11,078.47                11,129.69
 2/28/2006          11,238.72             11,115.25                11,170.88
 3/31/2006          11,136.93             11,006.17                11,044.27
 4/30/2006          11,086.92             10,986.22                10,999.95
 5/31/2006          11,086.79             10,974.50                10,994.93
 6/30/2006          11,109.54             10,997.76                11,002.56
 7/31/2006          11,250.69             11,146.47                11,147.97
 8/31/2006          11,419.75             11,317.11                11,325.57
 9/30/2006          11,524.91             11,416.52                11,425.38
10/31/2006          11,608.84             11,492.03                11,507.48
11/30/2006          11,732.21             11,625.36                11,646.76
12/31/2006          11,669.01             11,557.89                11,569.69
 1/31/2007          11,672.08             11,553.15                11,564.35
 2/28/2007          11,860.83             11,731.30                11,759.00
 3/31/2007          11,849.14             11,731.65                11,734.52
 4/30/2007          11,887.30             11,794.92                11,796.23
 5/31/2007          11,779.68             11,705.53                11,703.96
 6/30/2007          11,732.57             11,670.90                11,649.85
 7/31/2007          11,823.43             11,768.25                11,713.41
 8/31/2007          11,953.41             11,912.49                11,803.21
 9/30/2007          12,030.23             12,002.86                11,898.20
10/31/2007          12,123.01             12,110.68                11,986.98
11/30/2007          12,281.90             12,328.47                12,125.88
12/31/2007          12,255.88             12,363.10                12,096.31
 1/31/2008          12,459.56             12,570.77                12,250.45
 2/29/2008          12,448.95             12,588.22                12,216.90
 3/31/2008          12,461.47             12,631.17                12,156.78
 4/30/2008          12,478.21             12,604.78                12,201.71
 5/31/2008          12,446.23             12,512.34                12,120.98
 6/30/2008          12,399.72             12,502.23                12,078.51
 7/31/2008          12,340.58             12,492.03                11,983.94
 8/31/2008          12,426.76             12,610.59                12,017.76
 9/30/2008          12,075.12             12,441.21                11,614.34
10/31/2008          11,410.24             12,147.54                11,002.22
11/30/2008          11,406.19             12,542.95                11,116.97
12/31/2008          11,638.12             13,010.91                11,528.29
 1/31/2009          11,631.33             12,896.11                11,496.59
 2/28/2009          11,613.66             12,847.44                11,360.51
 3/31/2009          11,794.03             13,026.03                11,495.64
 4/30/2009          12,066.63             13,088.31                11,724.79
 5/31/2009          12,541.64             13,183.25                12,039.49
 6/30/2009          12,772.10             13,258.23                12,250.50
 7/31/2009          13,127.57             13,472.08                12,619.89
 8/31/2009          13,442.09             13,611.57                12,772.97
 9/30/2009          13,691.31             13,754.56                13,088.33
10/31/2009          13,815.67             13,822.47                13,194.46
11/30/2009          14,000.61             14,001.43                13,350.42
12/31/2009          13,935.50             13,782.57                13,225.95
 1/31/2010          14,194.67             13,993.11                13,443.38
 2/28/2010          14,256.71             14,045.36                13,482.27
 3/31/2010          14,303.84             14,028.09                13,533.13
 4/30/2010          14,493.27             14,174.12                13,729.80
 5/31/2010          14,496.95             14,293.39                13,730.58
 6/30/2010          14,664.29             14,517.53                13,957.82
 7/31/2010          14,834.74             14,672.42                14,137.89
 8/31/2010          15,071.94             14,861.21                14,386.93
 9/30/2010          15,174.76             14,877.05                14,430.85
10/31/2010          15,268.85             14,930.02                14,457.46
11/30/2010          15,203.70             14,844.21                14,364.09
12/31/2010          15,071.58             14,684.14                14,256.65
 1/31/2011          15,125.35             14,701.23                14,272.42
 2/28/2011          15,196.82             14,738.00                14,371.65
 3/31/2011          15,241.30             14,746.15                14,376.87
 4/30/2011          15,422.82             14,933.33                14,586.62
 5/31/2011          15,592.00             15,128.22                14,767.51
 6/30/2011          15,556.54             15,083.92                14,661.62
 7/31/2011          15,775.90             15,323.28                14,917.97
 8/31/2011          15,876.92             15,547.15                15,001.13
 9/30/2011          15,867.71             15,660.25                15,079.05
10/31/2011          15,966.37             15,677.07                15,207.38
11/30/2011          15,935.08             15,663.47                15,083.74
12/31/2011          16,106.88             15,835.62                15,291.22
 1/31/2012          16,280.97             15,974.67                15,532.11
 2/29/2012          16,344.05             15,971.00                15,596.25
 3/31/2012          16,330.67             15,883.49                15,492.83
 4/30/2012          16,501.60             16,059.59                15,687.90
 5/31/2012          16,607.76             16,204.90                15,846.40
 6/30/2012          16,631.68             16,211.25                15,875.54
 7/31/2012          16,856.07             16,434.85                16,229.48
 8/31/2012          16,932.36             16,445.59                16,266.70
 9/30/2012          17,043.41             16,468.23                16,302.29
10/31/2012          17,170.38             16,500.62                16,416.30
11/30/2012          17,246.73             16,526.66                16,440.99
12/31/2012          17,234.72             16,503.12                16,405.22
 1/31/2013          17,236.31             16,387.70                16,300.90
 2/28/2013          17,361.89             16,469.84                16,413.67
 3/31/2013          17,412.27             16,482.99                16,428.07
 4/30/2013          17,628.76             16,649.78                16,722.95
 5/31/2013          17,375.63             16,352.71                16,304.65
 6/30/2013          16,996.56             16,099.76                15,853.31
 7/31/2013          17,074.60             16,121.77                15,907.12

                                   [END CHART]

                          Data from 7/31/03 to 7/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Shares to the following benchmarks:

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly into an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIINX)


--------------------------------------------------------------------------------
                                            7/31/13                  7/31/12
--------------------------------------------------------------------------------

Net Assets                             $1,847.5 Million           $685.1 Million
Net Asset Value Per Share                  $13.09                     $13.42


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
     1 Year                                          Since Inception 8/01/08

     1.42%                                                  6.87%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/12*
--------------------------------------------------------------------------------

                                      0.48%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

10  | USAA INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         USAA INCOME FUND        LIPPER A RATED BOND         BARCLAYS U.S.
                       INSTITUTIONAL SHARES          FUNDS INDEX         AGGREGATE BOND INDEX
 7/31/2008                  $10,000.00               $10,000.00              $10,000.00
 8/31/2008                   10,055.01                10,028.22               10,094.91
 9/30/2008                    9,773.05                 9,691.59                9,959.32
10/31/2008                    9,237.79                 9,180.80                9,724.23
11/30/2008                    9,236.65                 9,276.55               10,040.76
12/31/2008                    9,427.63                 9,619.78               10,415.37
 1/31/2009                    9,415.64                 9,593.33               10,323.47
 2/28/2009                    9,411.92                 9,479.78               10,284.50
 3/31/2009                    9,560.51                 9,592.54               10,427.47
 4/30/2009                    9,783.97                 9,783.75               10,477.33
 5/31/2009                   10,171.39                10,046.35               10,553.32
 6/30/2009                   10,360.57                10,222.43               10,613.35
 7/31/2009                   10,652.16                10,530.67               10,784.54
 8/31/2009                   10,900.47                10,658.41               10,896.20
 9/30/2009                   11,105.20                10,921.56               11,010.66
10/31/2009                   11,217.48                11,010.12               11,065.03
11/30/2009                   11,370.44                11,140.26               11,208.28
12/31/2009                   11,309.79                11,036.39               11,033.08
 1/31/2010                   11,531.30                11,217.83               11,201.62
 2/28/2010                   11,574.58                11,250.28               11,243.45
 3/31/2010                   11,624.81                11,292.72               11,229.63
 4/30/2010                   11,781.04                11,456.84               11,346.52
 5/31/2010                   11,786.08                11,457.48               11,442.00
 6/30/2010                   11,915.28                11,647.11               11,621.43
 7/31/2010                   12,065.96                11,797.36               11,745.42
 8/31/2010                   12,261.25                12,005.17               11,896.55
 9/30/2010                   12,347.04                12,041.82               11,909.23
10/31/2010                   12,425.80                12,064.03               11,951.63
11/30/2010                   12,365.74                11,986.12               11,882.94
12/31/2010                   12,261.04                11,896.47               11,754.80
 1/31/2011                   12,316.56                11,909.62               11,768.48
 2/28/2011                   12,377.14                11,992.42               11,797.92
 3/31/2011                   12,406.22                11,996.78               11,804.44
 4/30/2011                   12,556.24                12,171.81               11,954.28
 5/31/2011                   12,705.90                12,322.75               12,110.29
 6/30/2011                   12,669.48                12,234.39               12,074.83
 7/31/2011                   12,850.45                12,448.30               12,266.44
 8/31/2011                   12,945.08                12,517.70               12,445.65
 9/30/2011                   12,938.91                12,582.71               12,536.18
10/31/2011                   13,010.56                12,689.80               12,549.65
11/30/2011                   12,996.48                12,586.63               12,538.76
12/31/2011                   13,128.02                12,759.76               12,676.57
 1/31/2012                   13,281.25                12,960.77               12,787.88
 2/29/2012                   13,334.15                13,014.29               12,784.95
 3/31/2012                   13,314.58                12,927.99               12,714.90
 4/30/2012                   13,455.34                13,090.77               12,855.86
 5/31/2012                   13,543.31                13,223.03               12,972.18
 6/30/2012                   13,574.18                13,247.35               12,977.27
 7/31/2012                   13,747.80                13,542.69               13,156.26
 8/31/2012                   13,810.98                13,573.75               13,164.86
 9/30/2012                   13,902.20                13,603.45               13,182.98
10/31/2012                   14,009.00                13,698.58               13,208.91
11/30/2012                   14,072.75                13,719.19               13,229.75
12/31/2012                   14,075.26                13,689.34               13,210.92
 1/31/2013                   14,067.78                13,602.29               13,118.52
 2/28/2013                   14,171.56                13,696.39               13,184.27
 3/31/2013                   14,224.22                13,708.41               13,194.80
 4/30/2013                   14,391.52                13,954.47               13,328.31
 5/31/2013                   14,196.33                13,605.42               13,090.51
 6/30/2013                   13,877.48                13,228.80               12,888.02
 7/31/2013                   13,943.43                13,273.70               12,905.64

                                   [END CHART]

                      Data from 7/31/08 to 7/31/13.*

                      See page 9 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Institutional Shares to the benchmarks.

*The performance of the Lipper A Rated Bond Funds Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA INCOME FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UINCX)

--------------------------------------------------------------------------------
                                               7/31/13                7/31/12
--------------------------------------------------------------------------------
Net Assets                                  $5.9 Million           $5.9 Million
Net Asset Value Per Share                      $13.08                 $13.41

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
     1 Year                                           Since Inception 8/01/10
     0.99%                                                     4.51%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD AS OF 7/31/13*
--------------------------------------------------------------------------------
    Unsubsidized            2.43%                 Subsidized            2.65%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/12**
--------------------------------------------------------------------------------
     Before Reimbursement    1.12%                 After Reimbursement   0.90%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

12  | USAA INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              USAA INCOME FUND         LIPPER A RATED BOND               BARCLAYS U.S.
               ADVISER SHARES             FUNDS INDEX                AGGREGATE BOND INDEX
 7/31/2010       $10,000.00                $10,000.00                     $10,000.00
 8/31/2010        10,162.09                 10,176.15                      10,128.67
 9/30/2010        10,236.32                 10,207.22                      10,139.47
10/31/2010        10,297.51                 10,226.04                      10,175.57
11/30/2010        10,243.44                 10,160.00                      10,117.09
12/31/2010        10,151.81                 10,084.01                      10,007.99
 1/31/2011        10,186.50                 10,095.16                      10,019.64
 2/28/2011        10,232.86                 10,165.34                      10,044.70
 3/31/2011        10,260.68                 10,169.04                      10,050.25
 4/30/2011        10,373.18                 10,317.40                      10,177.83
 5/31/2011        10,493.60                 10,445.34                      10,310.65
 6/30/2011        10,459.46                 10,370.45                      10,280.46
 7/31/2011        10,605.46                 10,551.77                      10,443.59
 8/31/2011        10,678.79                 10,610.59                      10,596.17
 9/30/2011        10,670.09                 10,665.70                      10,673.26
10/31/2011        10,725.79                 10,756.47                      10,684.72
11/30/2011        10,710.40                 10,669.02                      10,675.45
12/31/2011        10,814.83                 10,815.78                      10,792.78
 1/31/2012        10,938.11                 10,986.16                      10,887.55
 2/29/2012        10,978.09                 11,031.53                      10,885.05
 3/31/2012        10,958.31                 10,958.38                      10,825.41
 4/30/2012        11,070.64                 11,096.35                      10,945.43
 5/31/2012        11,139.03                 11,208.47                      11,044.46
 6/30/2012        11,160.94                 11,229.08                      11,048.79
 7/31/2012        11,300.09                 11,479.42                      11,201.19
 8/31/2012        11,348.41                 11,505.75                      11,208.51
 9/30/2012        11,419.79                 11,530.92                      11,223.94
10/31/2012        11,502.01                 11,611.57                      11,246.01
11/30/2012        11,550.18                 11,629.03                      11,263.76
12/31/2012        11,539.02                 11,603.73                      11,247.72
 1/31/2013        11,537.85                 11,529.94                      11,169.05
 2/28/2013        11,619.18                 11,609.71                      11,225.04
 3/31/2013        11,649.96                 11,619.89                      11,234.00
 4/30/2013        11,791.82                 11,828.47                      11,347.67
 5/31/2013        11,618.75                 11,532.59                      11,145.21
 6/30/2013        11,362.36                 11,213.36                      10,972.81
 7/31/2013        11,412.37                 11,251.41                      10,987.81

                                   [END CHART]

                      Data from 7/31/10 to 7/31/13.*

                      See page 9 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Adviser Shares to the benchmarks.

*The performance of the Lipper A Rated Bond Funds Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o PORTFOLIO RATINGS MIX -- 7/31/2013 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        27.8%
AA                                                                         13.7%
A                                                                          23.1%
BBB                                                                        25.1%
BELOW INVESTMENT-GRADE                                                      8.6%
UNRATED                                                                     0.4%
SHORT-TERM INVESTMENT-GRADE                                                 1.3%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of a Nationally Recognized Statistical Rating Organization (NRSRO). Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated", but are monitored and evaluated by USAA Asset Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency (which are A-1 and A-2 for S&P and P-1 and P-2 for Moody's, F1 and F2 for Fitch, and R-1 and R-2 for Dominion). Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade ratings category includes both long-term and short-term securities.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-43.

================================================================================

14  | USAA INCOME FUND

================================================================================

                        o TOP 10 HOLDINGS* -- 7/31/2013 o

                                                  COUPON RATE %    % OF NET ASSETS
                                                  --------------------------------
U.S. Treasury Notes ............................      3.63%              2.1%
U.S. Treasury Inflation-Indexed Notes...........      2.38%              1.5%
U.S. Treasury Notes ............................      3.50%              1.3%
U.S. Treasury Notes ............................      2.63%              1.3%
U.S. Treasury Bonds ............................      2.75%              0.7%
U.S. Treasury Bonds ............................      3.88%              0.7%
Electricite De France S.A. .....................      5.25%              0.6%
U.S. Treasury Notes ............................      3.38%              0.6%
U.S. Treasury Notes ............................      2.63%              0.6%
U.S. Treasury Notes ............................      2.00%              0.5%

*Excludes money market instruments.

                        o ASSET ALLOCATION -- 7/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                  37.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                      21.5%
U.S. TREASURY SECURITIES                                               11.1%
COMMERCIAL MORTGAGE SECURITIES                                          9.7%
MUNICIPAL BONDS                                                         5.9%
ASSET-BACKED SECURITIES                                                 4.2%
U.S. GOVERNMENT AGENCY ISSUES                                           4.2%
PREFERRED STOCKS                                                        1.7%
COMMON STOCKS                                                           1.4%
MONEY MARKET INSTRUMENTS                                                1.4%
FOREIGN GOVERNMENT OBLIGATIONS                                          0.7%

                                   [END CHART]

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

2.32% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2013, the Fund hereby designates $4,324,000 as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $139,413,000 as qualifying interest income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $10,959,000 as long-term capital gains for the fiscal year ended July 31, 2013.

================================================================================

16  | USAA INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP
San Antonio, Texas
September 17, 2013

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2013

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS (37.5%)

             CONSUMER DISCRETIONARY (2.1%)
             -----------------------------
             APPAREL RETAIL (0.3%)
   $ 10,000  L Brands, Inc.                                           5.63%        2/15/2022    $   10,413
                                                                                                ----------
             AUTOMOTIVE RETAIL (0.1%)
      5,000  O'Reilly Automotive, Inc.                                4.63         9/15/2021         5,199
                                                                                                ----------
             CABLE & SATELLITE (0.7%)
     10,000  NBCUniversal Enterprise, Inc.(a)                         1.97         4/15/2019         9,776
     10,000  NBCUniversal Media, LLC                                  5.15         4/30/2020        11,428
     10,000  Time Warner Cable, Inc.                                  6.75         7/01/2018        11,192
                                                                                                ----------
                                                                                                    32,396
                                                                                                ----------
             CASINOS & GAMING (0.2%)
      3,000  International Game Technology                            7.50         6/15/2019         3,466
      5,000  Marina District Finance Co., Inc.                        9.88         8/15/2018         5,325
                                                                                                ----------
                                                                                                     8,791
                                                                                                ----------
             HOME FURNISHINGS (0.2%)
      4,975  Serta Simmons Holdings, LLC(b)                           5.00        10/01/2019         5,020
      4,258  Tempur-Pedic International, Inc.(b)                      3.50         3/18/2020         4,251
                                                                                                ----------
                                                                                                     9,271
                                                                                                ----------
             HOTELS, RESORTS & CRUISE LINES (0.2%)
      5,000  Hyatt Hotels Corp.                                       3.38         7/15/2023         4,687
      5,328  Royal Caribbean Cruises Ltd.                             6.88        12/01/2013         5,435
                                                                                                ----------
                                                                                                    10,122
                                                                                                ----------
             MOVIES & ENTERTAINMENT (0.1%)
      1,105  Metropolitan Opera Assoc., Inc.                          1.79        10/01/2017         1,120
      2,235  Metropolitan Opera Assoc., Inc.                          2.14        10/01/2018         2,241
      2,285  Metropolitan Opera Assoc., Inc.                          2.39        10/01/2019         2,303
                                                                                                ----------
                                                                                                     5,664
                                                                                                ----------
             SPECIALIZED CONSUMER SERVICES (0.1%)
      5,000  Hillenbrand, Inc.                                        5.50         7/15/2020         5,257
                                                                                                ----------
             SPECIALTY STORES (0.2%)
      8,933  Harbor Freight Tools USA, Inc.(b)                        6.50         7/26/2019         9,044
                                                                                                ----------
             Total Consumer Discretionary                                                           96,157
                                                                                                ----------

================================================================================

18  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             CONSUMER STAPLES (1.9%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.1%)
   $  4,000  Bunge Ltd. Finance Co.                                   8.50%        6/15/2019    $    4,983
                                                                                                ----------
             DRUG RETAIL (0.5%)
      8,225  CVS Pass-Through Trust                                   6.04        12/10/2028         9,181
      4,643  CVS Pass-Through Trust(a)                                7.51         1/10/2032         5,630
      4,826  CVS Pass-Through Trust(a)                                5.93         1/10/2034         5,283
                                                                                                ----------
                                                                                                    20,094
                                                                                                ----------
             HOUSEHOLD PRODUCTS (0.1%)
      4,354  Spectrum Brands Holdings, Inc.(b)                        4.51        12/17/2019         4,405
                                                                                                ----------
             HYPERMARKETS & SUPER CENTERS (0.4%)
     20,000  Costco Wholesale Corp.                                   1.70        12/15/2019        19,344
                                                                                                ----------
             PACKAGED FOODS & MEAT (0.5%)
      4,000  H.J. Heinz Co.(b)                                        3.50         6/05/2020         4,046
     10,000  Kraft Foods Group, Inc.                                  3.50         6/06/2022        10,031
     10,000  Smucker (J.M.) Co.                                       3.50        10/15/2021         9,916
                                                                                                ----------
                                                                                                    23,993
                                                                                                ----------
             PERSONAL PRODUCTS (0.1%)
      3,371  Prestige Brands, Inc.(b)                                3.78         1/31/2019          3,410
                                                                                                ----------
             SOFT DRINKS (0.1%)
      5,000  PepsiCo, Inc.                                           7.90        11/01/2018          6,427
                                                                                                ----------
             TOBACCO (0.1%)
      5,000  Lorillard Tobacco Co.                                   2.30         8/21/2017          4,930
                                                                                                ----------
             Total Consumer Staples                                                                 87,586
                                                                                                ----------
             ENERGY (5.7%)
             -------------
             COAL & CONSUMABLE FUELS (0.2%)
      5,000  Peabody Energy Corp.                                    6.00        11/15/2018          5,138
      4,000  Peabody Energy Corp.                                    6.50         9/15/2020          4,070
                                                                                                ----------
                                                                                                     9,208
                                                                                                ----------
             INTEGRATED OIL & GAS (0.1%)
      5,000  Hess Corp.                                              8.13         2/15/2019          6,371
                                                                                                ----------
             OIL & GAS DRILLING (0.3%)
      5,000  Rowan Companies, Inc.                                   7.88         8/01/2019          6,077
      5,000  Rowan Companies, Inc.                                   4.88         6/01/2022          5,234
                                                                                                ----------
                                                                                                    11,311
                                                                                                ----------
             OIL & GAS EQUIPMENT & SERVICES (0.1%)
      5,000  Baker Hughes, Inc.                                      7.50        11/15/2018          6,309
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             OIL & GAS EXPLORATION & PRODUCTION (1.4%)
   $  5,000  Anadarko Petroleum Corp.                                 5.95%        9/15/2016    $    5,657
      5,000  Chesapeake Energy Corp.(b)                               5.75        12/01/2017         5,134
     10,000  Chesapeake Energy Corp.                                  6.13         2/15/2021        10,650
      5,000  Denbury Resources, Inc.                                  4.63         7/15/2023         4,581
      4,000  EQT Corp.                                                8.13         6/01/2019         4,869
      5,000  Forest Oil Corp.                                         7.25         6/15/2019         4,963
      3,000  Newfield Exploration Co.                                 5.75         1/30/2022         3,105
      5,000  Noble Energy, Inc.                                       8.25         3/01/2019         6,356
      5,000  QEP Resources, Inc.                                      6.88         3/01/2021         5,600
      5,000  Samson Investment Co.(b)                                 6.00         9/25/2018         5,071
      5,000  WPX Energy, Inc.(a)                                      5.25         1/15/2017         5,312
                                                                                                ----------
                                                                                                    61,298
                                                                                                ----------
             OIL & GAS REFINING & MARKETING (0.2%)
      5,000  Valero Energy Corp.                                      9.38         3/15/2019         6,554
                                                                                                ----------
             OIL & GAS STORAGE & TRANSPORTATION (3.4%)
      5,000  DCP Midstream, LLC(a)                                    9.70        12/01/2013         5,139
     10,000  DCP Midstream, LLC(a)                                    5.85         5/21/2043         9,600
      5,000  Enbridge Energy Partners, LP                             5.35        12/15/2014         5,287
      4,000  Enbridge Energy Partners, LP                             8.05        10/01/2037         4,543
      3,000  Energy Transfer Partners, LP                             9.00         4/15/2019         3,833
      7,000  Energy Transfer Partners, LP                             5.20         2/01/2022         7,500
     20,010  Energy Transfer Partners, LP                             3.29        11/01/2066        18,159
     10,000  Enterprise Products Operating, LLC                       6.30         9/15/2017        11,712
      5,000  Enterprise Products Operating, LLC                       5.20         9/01/2020         5,622
      5,000  Enterprise Products Operating, LLC                       7.03         1/15/2068         5,618
      5,000  NGPL PipeCo, LLC                                         7.12        12/15/2017         4,944
     10,000  NuStar Logistics, LP                                     8.15         4/15/2018        11,295
      5,000  Oneok Partners, LP                                       8.63         3/01/2019         6,355
      5,000  Plains All American Pipeline, LP                         6.50         5/01/2018         5,946
      3,000  Plains All American Pipeline, LP                         8.75         5/01/2019         3,909
      5,000  Questar Pipeline Co.                                     5.83         2/01/2018         5,763
      7,000  Regency Energy Partners(a)                               4.50        11/01/2023         6,597
     10,000  Sabine Pass LNG, LP                                      7.50        11/30/2016        11,050
     10,000  TC PipeLines, LP                                         4.65         6/15/2021        10,213
     10,000  Western Gas Partners, LP                                 5.38         6/01/2021        10,844
                                                                                                ----------
                                                                                                   153,929
                                                                                                ----------
             Total Energy                                                                          254,980
                                                                                                ----------
             FINANCIALS (15.1%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
      5,000  Bank of New York Mellon                                  2.40         1/17/2017         5,148

================================================================================

20  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $ 10,000  Bank of New York Mellon                                  1.30%        1/25/2018    $    9,762
      2,950  Mellon Funding Corp.                                     0.43(c)      5/15/2014         2,953
     16,725  State Street Capital Trust IV                            1.27(c)      6/15/2037        13,882
                                                                                                ----------
                                                                                                    31,745
                                                                                                ----------
             CONSUMER FINANCE (0.9%)
     10,000  American Express Credit Corp.                            1.12(c)      6/24/2014        10,065
     10,000  Capital One Financial Corp.                              4.75         7/15/2021        10,668
     10,000  Caterpillar Financial Services, Corp.                    1.25        11/06/2017         9,810
      5,000  Credit Acceptance Corp.                                  9.13         2/01/2017         5,362
      5,000  Ford Motor Credit Co., LLC                               4.25         2/03/2017         5,283
                                                                                                ----------
                                                                                                    41,188
                                                                                                ----------
             DIVERSIFIED BANKS (0.3%)
     15,000  USB Realty Corp.(a)                                      1.42(c)              -(d)     13,050
                                                                                                ----------
             INVESTMENT BANKING & BROKERAGE (0.2%)
     10,000  Morgan Stanley                                           4.88        11/01/2022        10,041
                                                                                                ----------
             LIFE & HEALTH INSURANCE (2.5%)
     10,000  Forethought Financial Group(a)                           8.63         4/15/2021        11,193
     10,000  Lincoln National Corp.                                   4.20         3/15/2022        10,278
      5,000  Lincoln National Corp.                                   7.00         5/17/2066         5,175
     15,000  Met Life Global Funding I(a)                             0.67(c)     12/12/2013        15,020
     10,000  Metlife, Inc.                                            4.13         8/13/2042         9,050
     10,000  New York Life Global Funding(a)                          0.53(c)      4/04/2014        10,023
     10,000  New York Life Global Funding(a)                          1.30         1/12/2015        10,097
      4,000  Ohio National Financial Services, Inc.(a)                6.38         4/30/2020         4,551
      5,000  Ohio National Financial Services, Inc.(a)                6.63         5/01/2031         5,687
     10,000  Primerica, Inc.                                          4.75         7/15/2022        10,622
      5,000  Prudential Holdings, LLC(a)                              7.25        12/18/2023         6,090
     15,700  Stancorp Financial Group                                 5.00         8/15/2022        15,736
                                                                                                ----------
                                                                                                   113,522
                                                                                                ----------
             MULTI-LINE INSURANCE (1.2%)
     15,000  Genworth Holdings, Inc.                                  6.15        11/15/2066        13,294
     16,000  Glen Meadow Pass-Through Trust(a)                        6.51         2/12/2067        15,280
      5,000  HCC Insurance Holdings, Inc.                             6.30        11/15/2019         5,854
     10,000  Loews Corp.                                              2.63         5/15/2023         9,227
      8,005  Nationwide Mutual Insurance Co.(a)                       5.81        12/15/2024         8,145
                                                                                                ----------
                                                                                                    51,800
                                                                                                ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.8%)
      6,000  Bank of America Corp.                                    8.00                 -(d)      6,675
      5,000  Bank of America, N.A.                                    6.10         6/15/2017         5,587
         80  Citigroup Capital XIII                                   7.88        10/30/2040         2,203
     10,000  Citigroup, Inc.                                          4.45         1/10/2017        10,796

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $  4,000  Farm Credit Bank of Texas                                7.56%                -(d) $    4,020
     15,000  GECC/LJ VP Holdings, LLC                                 3.80         6/18/2019        15,710
      5,000  General Electric Capital Corp.                           6.25                 -(d)      5,221
      9,000  General Electric Capital Corp.                           6.38        11/15/2067         9,619
     10,000  ILFC E-Capital Trust I(a)                                4.96(c)     12/21/2065         8,600
      3,000  JPMorgan Chase & Co.                                     7.90                 -(d)      3,341
      2,610  JPMorgan Chase Bank N.A.                                 6.00        10/01/2017         2,989
      5,000  JPMorgan Chase Capital XXI                               1.22(c)      2/02/2037         3,900
                                                                                                ----------
                                                                                                    78,661
                                                                                                ----------
             PROPERTY & CASUALTY INSURANCE (1.9%)
      2,000  Allstate Corp.                                           6.13         5/15/2037         2,140
      1,000  Assured Guaranty U.S. Holdings, Inc.                     6.40        12/15/2066           908
     15,000  Berkshire Hathaway Finance Corp.                         4.85         1/15/2015        15,933
     10,000  Berkshire Hathaway Finance Corp.                         1.30         5/15/2018         9,774
     20,050  Chubb Corp.                                              6.38         3/29/2067        21,804
     10,000  Ironshore Holdings, Inc.(a)                              8.50         5/15/2020        11,093
      5,000  Lubrizol Corp.                                           8.88         2/01/2019         6,651
     14,538  Progressive Corp.                                        6.70         6/15/2037        15,955
      5,000  Travelers Companies, Inc.                                6.25         3/15/2037         5,462
                                                                                                ----------
                                                                                                    89,720
                                                                                                ----------
             REGIONAL BANKS (1.4%)
     10,000  BB&T Corp.                                               0.96(c)      4/28/2014        10,024
      5,000  Chittenden Corp.                                         0.96(c)      2/14/2017         4,887
      5,000  Fifth Third Capital Trust IV                             6.50         4/15/2037         5,019
      3,500  First Maryland Capital Trust I                           1.27(c)      1/15/2027         2,975
     10,000  First Niagara Financial Group, Inc.                      7.25        12/15/2021        11,545
     10,000  FirstMerit Corp.                                         4.35         2/04/2023         9,901
      3,000  PNC Financial Services                                   2.85        11/09/2022         2,794
      5,000  Susquehanna Bancshares                                   5.38         8/15/2022         4,915
     10,000  TCF National Bank                                        6.25         6/08/2022        10,156
                                                                                                ----------
                                                                                                    62,216
                                                                                                ----------
             REINSURANCE (0.3%)
     10,000  Alterra Finance, LLC                                     6.25         9/30/2020        11,342
                                                                                                ----------
             REITs - DIVERSIFIED (0.3%)
      5,000  Liberty Property, LP                                     6.63        10/01/2017         5,752
     10,000  Washington REIT                                          3.95        10/15/2022         9,649
                                                                                                ----------
                                                                                                    15,401
                                                                                                ----------
             REITs - INDUSTRIAL (0.1%)
      5,000  ProLogis LP                                              7.38        10/30/2019         6,087
                                                                                                ----------
             REITs - OFFICE (1.5%)
      5,000  Alexandria Real Estate Equities, Inc.                    4.60         4/01/2022         5,134
      5,000  BioMed Realty, LP                                        3.85         4/15/2016         5,265

================================================================================

22  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $  5,000  BioMed Realty, LP(a)                                     6.13%        4/15/2020    $    5,613
      8,034  Boston Properties, LP                                    3.70        11/15/2018         8,512
     10,000  Boston Properties, LP                                    5.88        10/15/2019        11,604
      5,000  Boston Properties, LP                                    3.85         2/01/2023         4,954
     10,000  Columbia Property Trust Operating Partnership, LP        5.88         4/01/2018        10,521
      5,000  CommonWealth REIT                                        5.75        11/01/2015         5,228
      3,000  Mack-Cali Realty, LP                                     7.75         8/15/2019         3,657
      6,000  Reckson Operating Partnership, LP                        5.88         8/15/2014         6,252
                                                                                                ----------
                                                                                                    66,740
                                                                                                ----------
             REITs - RESIDENTIAL (0.2%)
      7,000  UDR, Inc.                                                4.63         1/10/2022         7,269
                                                                                                ----------
             REITs - RETAIL (0.8%)
      3,000  Federal Realty Investment Trust                          5.90         4/01/2020         3,459
      7,000  Federal Realty Investment Trust                          3.00         8/01/2022         6,619
     10,000  Federal Realty Investment Trust                          2.75         6/01/2023         9,093
      5,000  National Retail Properties, Inc.                         6.88        10/15/2017         5,851
      2,000  Regency Centers, LP                                      6.00         6/15/2020         2,255
     10,000  Simon Property Group, LP                                 4.13        12/01/2021        10,552
                                                                                                ----------
                                                                                                    37,829
                                                                                                ----------
             REITs - SPECIALIZED (0.6%)
      4,000  EPR Properties                                           7.75         7/15/2020         4,572
     10,000  Health Care REIT, Inc.                                   6.13         4/15/2020        11,446
     10,000  Ventas Realty, LP                                        4.00         4/30/2019        10,494
                                                                                                ----------
                                                                                                    26,512
                                                                                                ----------
             SPECIALIZED FINANCE (0.2%)
     10,000  National Rural Utilities Cooperative Finance Corp.       4.75         4/30/2043         9,675
                                                                                                ----------
             THRIFTS & MORTGAGE FINANCE (0.2%)
     10,000  People's United Financial, Inc.                          3.65        12/06/2022         9,468
                                                                                                ----------
             Total Financials                                                                      682,266
                                                                                                ----------
             HEALTH CARE (1.4%)
             ------------------
             HEALTH CARE EQUIPMENT (0.2%)
     10,000  Covidien International Finance S.A.                      2.95         6/15/2023         9,546
                                                                                                ----------
             HEALTH CARE SERVICES (0.2%)
     10,000  Express Scripts Holding                                  2.10         2/12/2015        10,169
                                                                                                ----------
             LIFE SCIENCES TOOLS & SERVICES (0.2%)
     10,065  Thermo Fisher Scientific                                 3.60         8/15/2021         9,914
                                                                                                ----------
             MANAGED HEALTH CARE (0.1%)
      5,000  Highmark, Inc.(a)                                        6.80         8/15/2013         5,006
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (0.7%)
   $ 15,000  Abbvie, Inc.(a)                                           1.75%       11/06/2017   $   14,838
     10,000  Genentech, Inc.                                           4.75         7/15/2015       10,766
      4,000  Hospira, Inc.                                             6.40         5/15/2015        4,242
                                                                                                ----------
                                                                                                    29,846
                                                                                                ----------
             Total Health Care                                                                      64,481
                                                                                                ----------
             INDUSTRIALS (3.2%)
             ------------------
             AIRLINES (1.3%)
      2,556  America West Airlines, Inc. Pass-Through Trust            6.87         1/02/2017        2,697
      1,961  American Airlines, Inc. Pass-Through Trust               10.38         7/02/2019        2,089
      4,014  Continental Airlines, Inc. Pass-Through Trust             9.00         7/08/2016        4,591
      3,000  Continental Airlines, Inc. Pass-Through Trust             5.50         4/29/2022        3,015
     10,000  Continental Airlines, Inc. Pass-Through Trust             4.15         4/11/2024       10,000
      5,000  Continental Airlines, Inc. Pass-Through Trust             4.00        10/29/2024        4,975
     15,000  Hawaiian Airlines, Inc. Pass-Through Trust                3.90         1/15/2026       13,987
      3,126  UAL Pass-Through Trust                                    2.66         7/02/2014        3,110
      4,354  US Airways Group, Inc. Pass-Through Trust                 6.25         4/22/2023        4,648
     10,000  US Airways Group, Inc. Pass-Through Trust                 3.95        11/15/2025        9,550
                                                                                                ----------
                                                                                                    58,662
                                                                                                ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
      5,000  Paccar, Inc.                                              6.88         2/15/2014        5,165
      5,063  Terex Corp.(b)                                            4.50         4/28/2017        5,124
                                                                                                ----------
                                                                                                    10,289
                                                                                                ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
      7,000  Eaton Corp.(a)                                            2.75        11/02/2022        6,542
                                                                                                ----------
             INDUSTRIAL CONGLOMERATES (0.4%)
     10,000  Danaher Corp.                                             5.63         1/15/2018       11,531
      7,281  Tomkins, LLC(b)                                           3.75         9/29/2016        7,351
                                                                                                ----------
                                                                                                    18,882
                                                                                                ----------
             INDUSTRIAL MACHINERY (0.0%)
      1,500  SPX Corp.                                                 6.88         9/01/2017        1,676
                                                                                                ----------
             RAILROADS (0.5%)
      2,058  CSX Transportation, Inc.                                  9.75         6/15/2020        2,811
      2,842  Norfolk Southern Railway Co.                              9.75         6/15/2020        3,907
     10,000  TTX Co.(a)                                                5.40         2/15/2016       10,803
      5,000  Union Pacific Corp.                                       7.88         1/15/2019        6,431
                                                                                                ----------
                                                                                                    23,952
                                                                                                ----------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
     10,000  United Rentals North America, Inc.                        5.75         7/15/2018       10,750
                                                                                                ----------

================================================================================

24  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             TRUCKING (0.3%)
   $  3,000  ERAC USA Finance, LLC(a)                                 6.38%       10/15/2017    $    3,487
      5,000  ERAC USA Finance, LLC(a)                                 3.30        10/15/2022         4,711
      5,000  Penske Truck Leasing Co., LP / PTL Finance Corp.(a)      3.38         3/15/2018         5,109
                                                                                                ----------
                                                                                                    13,307
                                                                                                ----------
             Total Industrials                                                                     144,060
                                                                                                ----------
             INFORMATION TECHNOLOGY (0.4%)
             -----------------------------
             COMMUNICATIONS EQUIPMENT (0.1%)
      5,000  Harris Corp.                                             5.95        12/01/2017         5,586
                                                                                                ----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
      5,000  FLIR Systems, Inc.                                       3.75         9/01/2016         5,174
                                                                                                ----------
             IT CONSULTING & OTHER SERVICES (0.2%)
      5,000  IBM Corp.                                                7.63        10/15/2018         6,388
                                                                                                ----------
             Total Information Technology                                                           17,148
                                                                                                ----------
             MATERIALS (1.9%)
             ----------------
             DIVERSIFIED CHEMICALS (0.3%)
     15,000  E.I. Du Pont De Nemours                                  2.80         2/15/2023        14,134
                                                                                                ----------
             METAL & GLASS CONTAINERS (0.4%)
      3,000  Ball Corp.                                               5.00         3/15/2022         3,022
      3,883  Greif, Inc.                                              6.75         2/01/2017         4,310
      9,925  Reynolds Group Holdings, Inc.(b)                         4.75         9/28/2018        10,048
                                                                                                ----------
                                                                                                    17,380
                                                                                                ----------
             PAPER PACKAGING (0.2%)
     10,000  Sealed Air Corp.(a)                                      6.88         7/15/2033         9,550
                                                                                                ----------
             PAPER PRODUCTS (0.1%)
      2,000  Clearwater Paper Corp.                                   7.13        11/01/2018         2,165
      5,000  Mercer International, Inc.                               9.50        12/01/2017         5,325
                                                                                                ----------
                                                                                                     7,490
                                                                                                ----------
             SPECIALTY CHEMICALS (0.5%)
      5,000  Cytec Industries, Inc.                                   8.95         7/01/2017         5,989
     15,000  RPM International, Inc.                                  6.13        10/15/2019        17,205
                                                                                                ----------
                                                                                                    23,194
                                                                                                ----------
             STEEL (0.4%)
      5,000  Allegheny Technologies, Inc.                             9.38         6/01/2019         6,018
     10,000  Allegheny Technologies, Inc.                             5.95         1/15/2021        10,573
                                                                                                ----------
                                                                                                    16,591
                                                                                                ----------
             Total Materials                                                                        88,339
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES (1.3%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
   $ 10,000  Centel Capital Corp.                                     9.00%       10/15/2019    $   12,039
     10,000  CenturyLink, Inc.                                        5.80         3/15/2022        10,025
      8,409  Frontier Communications Corp.                            7.88         1/15/2027         8,146
      5,000  Qwest Communications International                       7.13         4/01/2018         5,197
      5,000  Qwest Corp.                                              6.75        12/01/2021         5,604
                                                                                                ----------
                                                                                                    41,011
                                                                                                ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.4%)
      5,000  Cellco Partnership/Verizon Wireless                      8.50        11/15/2018         6,498
     10,000  Crown Castle International Corp.                         5.25         1/15/2023         9,675
                                                                                                ----------
                                                                                                    16,173
                                                                                                ----------
             Total Telecommunication Services                                                       57,184
                                                                                                ----------
             UTILITIES (4.5%)
             ----------------
             ELECTRIC UTILITIES (2.1%)
      5,000  Cleveland Electric Illuminating Co.                      8.88        11/15/2018         6,461
      3,500  Duquesne Light Holdings, Inc.(a)                         5.90        12/01/2021         3,949
      4,000  Entergy Arkansas, Inc.                                   3.05         6/01/2023         3,845
      3,000  Entergy Mississippi, Inc.                                4.95         6/01/2018         2,992
        711  FPL Energy American Wind(a)                              6.64         6/20/2023           658
      5,000  Gulf Power Co.                                           4.90        10/01/2014         5,207
      5,000  Nevada Power Co.                                         7.13         3/15/2019         6,246
      4,000  NextEra Energy Capital                                   6.65         6/15/2067         4,224
      5,000  NextEra Energy Capital                                   7.30         9/01/2067         5,567
      5,000  Oglethorpe Power Corp.                                   6.10         3/15/2019         5,952
      5,000  Otter Tail Corp.                                         9.00        12/15/2016         5,795
     20,000  PPL Capital Funding, Inc.                                6.70         3/30/2067        20,817
      5,000  South Carolina Electric & Gas Co.                        5.30         5/15/2033         5,377
     10,000  Southern California Edison Co.                           6.25                 -(d)     10,747
      4,438  Tri-State General & Transport Association
               Pass-Through Trust(a)                                  6.04         1/31/2018         4,778
                                                                                                ----------
                                                                                                    92,615
                                                                                                ----------
             GAS UTILITIES (1.1%)
      8,000  AGL Capital Corp.                                        6.38         7/15/2016         9,129
      4,000  Atmos Energy Corp.                                       8.50         3/15/2019         5,211
     10,000  Florida Gas Transmission Co.(a)                          5.45         7/15/2020        11,021
      8,000  Gulfstream Natural Gas System, LLC(a)                    5.56        11/01/2015         8,780
     10,000  National Fuel Gas Co.                                    4.90        12/01/2021        10,617
      5,000  Southern Star Central Gas Pipeline, Inc.(a)              6.00         6/01/2016         5,449
                                                                                                ----------
                                                                                                    50,207
                                                                                                ----------

================================================================================

26  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
  $   5,000  AES Corp.                                                 4.88%       5/15/2023    $    4,763
                                                                                                ----------
             MULTI-UTILITIES (1.1%)
      5,000  Ameren Illinois Co.                                       9.75       11/15/2018         6,747
      5,000  Black Hills Corp.                                         9.00        5/15/2014         5,294
      5,000  Black Hills Corp.                                         5.88        7/15/2020         5,542
      5,000  Nisource Finance Corp.                                   10.75        3/15/2016         5,991
      5,000  Northwestern Corp.                                        6.34        4/01/2019         6,002
      5,000  Puget Sound Energy, Inc.                                  6.97        6/01/2067         5,232
     14,500  Wisconsin Energy Corp.                                    6.25        5/15/2067        15,274
                                                                                                ----------
                                                                                                    50,082
                                                                                                ----------
             WATER UTILITIES (0.1%)
      5,475  American Water Capital Corp.                              6.09       10/15/2017         6,297
                                                                                                ----------
             Total Utilities                                                                       203,964
                                                                                                ----------
             Total Corporate Obligations (cost: $1,602,730)                                      1,696,165
                                                                                                ----------
             EURODOLLAR AND YANKEE OBLIGATIONS (21.5%)

             CONSUMER DISCRETIONARY (1.0%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.8%)
     10,000  American Honda Finance Corp.(a)                           7.63       10/01/2018        12,521
      8,000  Daimler Finance N.A., LLC(a)                              1.05(c)     4/10/2014         8,030
      5,000  Daimler Finance N.A., LLC(a)                              1.65        4/10/2015         5,053
      5,000  Daimler Finance N.A., LLC(a)                              1.88        1/11/2018         4,949
      5,000  Daimler Finance N.A., LLC(a)                              2.25        7/31/2019         4,899
                                                                                                ----------
                                                                                                    35,452
                                                                                                ----------
             PUBLISHING (0.2%)
      7,000  Pearson Funding Four plc(a)                               3.75         5/08/2022        6,822
                                                                                                ----------
             Total Consumer Discretionary                                                           42,274
                                                                                                ----------
             CONSUMER STAPLES (0.4%)
             -----------------------
             DISTILLERS & VINTNERS (0.2%)
     10,000  Pernod Ricard SA(a)                                       4.25          7/15/2022      10,218
                                                                                                ----------
             PACKAGED FOODS & MEAT (0.2%)
     10,000  Kerry Group Financial Services(a)                         3.20          4/09/2023       9,273
                                                                                                ----------
             Total Consumer Staples                                                                 19,491
                                                                                                ----------
             ENERGY (2.4%)
             -------------
             INTEGRATED OIL & GAS (0.7%)
     10,000  BP Capital Markets plc                                    1.63          8/17/2017       9,867
      4,000  Husky Energy, Inc.                                        7.25         12/15/2019       4,956
     10,000  Petrobras Global Finance                                  3.00          1/15/2019       9,311

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $ 10,000  Shell International Finance                              3.63%        8/21/2042    $    8,871
                                                                                                ----------
                                                                                                    33,005
                                                                                                ----------
             OIL & GAS DRILLING (0.5%)
      3,000  Nabors Industries, Inc.                                  9.25         1/15/2019         3,748
      7,000  Nabors Industries, Inc.                                  4.63         9/15/2021         7,012
     10,000  Noble Holding International Ltd.                         4.90         8/01/2020        10,669
                                                                                                ----------
                                                                                                    21,429
                                                                                                ----------
             OIL & GAS EQUIPMENT & SERVICES (0.3%)
      5,000  Weatherford Bermuda                                      9.63         3/01/2019         6,422
      5,000  Weatherford Bermuda                                      4.50         4/15/2022         4,986
                                                                                                ----------
                                                                                                    11,408
                                                                                                ----------
             OIL & GAS EXPLORATION & PRODUCTION (0.5%)
      5,000  Canadian Natural Resources Ltd.                          5.70         5/15/2017         5,710
      3,500  Talisman Energy, Inc.                                    7.75         6/01/2019         4,317
     10,000  Woodside Finance Ltd.(a)                                 8.75         3/01/2019        12,831
                                                                                                ----------
                                                                                                    22,858
                                                                                                ----------
             OIL & GAS REFINING & MARKETING (0.1%)
      5,000  GS Caltex Corp.(a)                                       5.50        10/15/2015         5,419
                                                                                                ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
     14,124  TransCanada Pipelines Ltd.                               6.35         5/15/2067        14,839
                                                                                                ----------
             Total Energy                                                                          108,958
                                                                                                ----------
             FINANCIALS (10.5%)
             ------------------
             DIVERSIFIED BANKS (7.0%)
     10,000  Banco Santander Chile(a)                                 2.28(c)     2/14/2014         10,046
      6,000  Banco Santander Chile(a)                                 5.38       12/09/2014          6,276
     10,000  Bank of Montreal(a)                                      2.85        6/09/2015         10,413
     10,000  Bank of Montreal                                         2.50        1/11/2017         10,301
     10,000  Bank of Nova Scotia                                      0.70(c)     2/27/2014         10,029
     10,000  Bank of Nova Scotia                                      1.85        1/12/2015         10,172
      5,000  Barclays Bank plc(a)                                     6.05       12/04/2017          5,531
      5,000  BNP Paribas(a)                                           7.20                -(d)       5,053
      4,740  Canadian Imperial Bank(a)                                7.26        4/10/2032          5,705
      5,000  Caribbean Development Bank(a)                            4.38       11/09/2027          4,835
     10,000  Commonwealth Bank of Australia(a)                        1.00(c)     3/17/2014         10,044
     10,000  Commonwealth Bank of Australia                           1.95        3/16/2015         10,211
     15,000  DNB Bank ASA(a)                                          3.20        4/03/2017         15,638
     10,000  DNB Boligkreditt AS(a)                                   2.90        3/29/2016         10,471
     25,000  HSBC Bank plc                                            0.63(c)             -(d)      15,188
      7,000  HSBC USA, Inc.                                           2.38        2/13/2015          7,171
     10,000  LBG Capital No.1 plc                                     8.00                -(d)      10,199
      5,000  Lloyds TSB Bank plc                                      4.20        3/28/2017          5,341

================================================================================

28  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $ 10,000  National Australia Bank Ltd.(a)                          0.99%(c)     4/11/2014    $   10,050
      5,000  National Australia Bank Ltd.(a)                          1.21(c)      7/25/2014         5,046
      5,000  National Australia Bank Ltd.                             2.00         3/09/2015         5,107
      5,000  National Australia Bank Ltd.                             3.00         1/20/2023         4,666
      5,000  Nordea Bank AB(a)                                        1.17(c)      1/14/2014         5,022
      5,000  Nordea Bank AB(a)                                        2.25         3/20/2015         5,105
     10,000  Rabobank Nederland                                       3.38         1/19/2017        10,571
     10,000  Rabobank Nederland                                       3.88         2/08/2022        10,084
     10,000  Rabobank Nederland                                       3.95        11/09/2022         9,625
     10,000  Royal Bank of Canada                                     0.97(c)     10/30/2014        10,078
      5,000  Royal Bank of Scotland Group plc                         6.13        12/15/2022         4,848
     10,000  Stadshypotek AB(a)                                       0.83(c)      9/30/2013        10,008
      2,500  Standard Chartered Bank(a)                               6.40         9/26/2017         2,850
     10,000  Sumitomo Mitsui Banking Corp.(a)                         1.22(c)      7/22/2014        10,072
     10,000  Swedbank AB(a)                                           1.75         3/12/2018         9,774
     10,000  Swedbank Hypotek AB(a)                                   0.73(c)      3/28/2014        10,003
     10,000  Westpac Banking Corp.(a)                                 1.52(c)      1/30/2014        10,066
     10,000  Westpac Banking Corp.(a)                                 1.01(c)      3/31/2014        10,046
     10,000  Westpac Banking Corp.(a)                                 2.45        11/28/2016        10,382
                                                                                                ----------
                                                                                                   316,027
                                                                                                ----------
             DIVERSIFIED CAPITAL MARKETS (0.4%)
      5,000  Credit Suisse Group, AG                                  5.50         5/01/2014         5,183
      4,000  Credit Suisse Guernsey(a)                                1.63         3/06/2015         4,062
     10,000  UBS AG London(a)                                         1.88         1/23/2015        10,183
                                                                                                ----------
                                                                                                    19,428
                                                                                                ----------
             LIFE & HEALTH INSURANCE (0.1%)
      5,000  Great-West Life & Annuity Insurance Capital, LP(a)       7.15         5/16/2046         5,213
                                                                                                ----------
             MULTI-LINE INSURANCE (0.4%)
     15,000  ZFS Finance USA Trust II(a)                              6.45        12/15/2065        16,087
                                                                                                ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.9%)
     15,000  ING Bank N.V.(a)                                         3.75         3/07/2017        15,752
      5,000  ING Capital Funding Trust III                            3.87(c)              -(d)      4,875
     20,000  KFW                                                      0.34(c)      3/13/2015        20,016
                                                                                                ----------
                                                                                                    40,643
                                                                                                ----------
             PROPERTY & CASUALTY INSURANCE (1.0%)
     19,300  Oil Insurance Ltd.(a)                                    3.26(c)              -(d)     17,672
     20,000  QBE Capital Funding III Ltd.(a)                          7.25         5/24/2041        21,532
      5,000  XL Group plc                                             6.50                 -(d)      4,938
                                                                                                ----------
                                                                                                    44,142
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             REGIONAL BANKS (0.4%)
   $  5,000  Glitnir Banki hf, acquired 9/20/2007;
               cost $4,991(a),(e),(f)                                 6.38%        9/25/2012    $    1,500
      5,000  Kaupthing Bank hf, acquired 6/22/2006;
               cost $4,942(a),(e),(f),(g)                             7.13         5/19/2016             -
     15,000  RBS Citizens Financial Group, Inc.(a)                    4.15         9/28/2022        14,548
                                                                                                ----------
                                                                                                    16,048
                                                                                                ----------
             REINSURANCE (0.3%)
     15,000  Swiss Re Capital I, LP(a)                                6.85                 -(d)     15,788
                                                                                                ----------
             Total Financials                                                                      473,376
                                                                                                ----------
             GOVERNMENT (0.8%)
             -----------------
             FOREIGN GOVERNMENT (0.8%)
     25,000  Region of Lombardy                                       5.80        10/25/2032        23,399
     10,000  Republic of Poland                                       5.25         1/15/2014        10,213
                                                                                                ----------
                                                                                                    33,612
                                                                                                ----------
             Total Government                                                                       33,612
                                                                                                ----------
             HEALTH CARE (0.6%)
             ------------------
             PHARMACEUTICALS (0.6%)
      5,000  Teva Pharmaceutical Finance III B.V.                     0.77(c)      3/21/2014         5,011
      5,000  Teva Pharmaceutical Finance Co. B.V.                     1.18(c)     11/08/2013         5,011
      5,000  Roche Holdings, Inc.(a)                                  6.00         3/01/2019         5,955
      9,950  Valeant Pharmaceuticals International, Inc.(b)           3.50         2/13/2019        10,060
                                                                                                ----------
                                                                                                    26,037
                                                                                                ----------
             Total Health Care                                                                      26,037
                                                                                                ----------
             INDUSTRIALS (2.0%)
             ------------------
             AIR FREIGHT & LOGISTICS (0.3%)
     12,450  Sydney Airport Finance Co. Pty. Ltd.(a)                  3.90         3/22/2023        11,788
                                                                                                ----------
             AIRLINES (0.8%)
     15,375  Air Canada Pass-Through Trust(a)                         4.13         5/15/2025        15,337
     20,000  British Airways plc(a)                                   4.63         6/20/2024        20,200
                                                                                                ----------
                                                                                                    35,537
                                                                                                ----------
             AIRPORT SERVICES (0.2%)
     10,000  Heathrow Funding Ltd.(a)                                 4.88         7/15/2021        10,554
                                                                                                ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
     10,000  CNH Capital, LLC                                         3.88        11/01/2015        10,325
                                                                                                ----------
             INDUSTRIAL CONGLOMERATES (0.5%)
     10,000  Hutchison Whampoa International Ltd.(a)                  2.00        11/08/2017         9,847
      5,000  Hutchison Whampoa International Ltd.(a)                  4.63         1/13/2022         5,177

================================================================================

30  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $  7,000  Smiths Group plc(a)                                      3.63%       10/12/2022    $    6,524
                                                                                                ----------
                                                                                                    21,548
                                                                                                ----------
             INDUSTRIAL MACHINERY (0.0%)
      1,500  Ingersoll-Rand Co.                                       9.00         8/15/2021         1,924
                                                                                                ----------
             Total Industrials                                                                      91,676
                                                                                                ----------
             MATERIALS (2.8%)
             ----------------
             CONSTRUCTION MATERIALS (0.5%)
     10,000  CRH America, Inc.                                        6.00         9/30/2016        11,308
     10,000  Holcim (US), Inc.                                        6.00        12/30/2019        11,345
                                                                                                ----------
                                                                                                    22,653
                                                                                                ----------
             DIVERSIFIED METALS & MINING (0.8%)
      5,000  Anglo American Capital plc(a)                            2.63         9/27/2017         4,914
      5,000  Glencore Funding, LLC(a)                                 6.00         4/15/2014         5,156
     10,000  Glencore Funding, LLC(a)                                 2.50         1/15/2019         9,186
      5,000  Rio Tinto Finance (USA) Ltd.                             9.00         5/01/2019         6,529
      2,034  Xstrata Canada Corp.                                     5.38         6/01/2015         2,149
      3,000  Xstrata Canada Corp.                                     6.00        10/15/2015         3,244
      5,000  Xstrata Finance Canada Ltd.(a)                           2.85        11/10/2014         5,069
                                                                                                ----------
                                                                                                    36,247
                                                                                                ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
      8,000  Yara International ASA(a)                                5.25        12/15/2014         8,417
      2,000  Yara International ASA(a)                                7.88         6/11/2019         2,428
                                                                                                ----------
                                                                                                    10,845
                                                                                                ----------
             GOLD (0.7%)
     10,000  Barrick NA Finance, LLC                                  6.80         9/15/2018        11,031
     20,000  Goldcorp, Inc.                                           3.70         3/15/2023        18,008
                                                                                                ----------
                                                                                                    29,039
                                                                                                ----------
             METAL & GLASS CONTAINERS (0.2%)
     10,000  Ardagh Packaging Finance plc(a)                          7.38        10/15/2017        10,700
                                                                                                ----------
             STEEL (0.4%)
      5,000  ArcelorMittal                                            9.50         2/15/2015         5,519
     10,000  ArcelorMittal                                            6.75         2/25/2022        10,400
                                                                                                ----------
                                                                                                    15,919
                                                                                                ----------
             Total Materials                                                                       125,403
                                                                                                ----------
             UTILITIES (1.0%)
             ----------------
             ELECTRIC UTILITIES (0.6%)
     30,000  Electricite De France S.A.(a)                            5.25                 -(d)     28,740
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
   $ 10,200  Transalta Corp.                                          6.65%        5/15/2018    $   11,562
                                                                                                ----------
             MULTI-UTILITIES (0.1%)
      5,000  Veolia Environnement                                     6.00         6/01/2018         5,776
                                                                                                ----------
             Total Utilities                                                                        46,078
                                                                                                ----------
             Total Eurodollar and Yankee Obligations (cost: $944,996)                              966,905
                                                                                                ----------

             FOREIGN GOVERNMENT OBLIGATIONS (0.7%)

             GOVERNMENT (0.7%)
CAD  15,000  Province of Alberta                                      2.55        12/15/2022        13,859
CAD  20,000  Province of Ontario                                      2.85         6/02/2023        18,585
                                                                                                ----------
             Total Foreign Government Obligations (cost: $34,614)                                   32,444
                                                                                                ----------

             ASSET-BACKED SECURITIES (4.2%)

             ASSET-BACKED FINANCING (4.2%)
      3,022  Access Group, Inc.                                       0.53(c)      4/25/2029         2,937
     10,000  AESOP Funding II, LLC(a)                                 3.41        11/20/2017        10,521
      3,100  AmeriCredit Automobile Receivables Trust                 2.76         5/09/2016         3,148
      6,000  AmeriCredit Automobile Receivables Trust                 4.20        11/08/2016         6,233
      2,626  Ari Fleet Lease Trust(a)                                 0.74(c)      3/15/2020         2,629
      3,000  Arkle Master Issuer plc(a)                               1.67(c)      5/17/2060         3,003
      3,757  ARL First, LLC(a),(g)                                    1.94(c)     12/15/2042         3,781
     10,000  Arran Residential Mortgages Funding plc(a)               1.72(c)     11/19/2047        10,124
     15,000  Bank of America Credit Card Trust                        4.94(c)      3/15/2016        15,132
      5,000  Bank One Issuance Trust                                  0.99(c)      2/15/2017         5,003
      1,912  Centre Point Funding, LLC(a)                             5.43         7/20/2016         1,991
      6,000  CIT Equipment Collateral(a)                              1.10         8/22/2016         6,009
      2,000  CIT Equipment Collateral(a)                              1.69         8/22/2016         2,002
      5,000  Citibank Credit Card Issuance Trust                      5.10        11/20/2017         5,493
      2,000  Citibank Credit Card Issuance Trust                      5.35         2/07/2020         2,312
      2,961  Enterprise Fleet Financing, LLC(a)                       1.44        10/20/2016         2,964
      4,865  Enterprise Fleet Financing, LLC(a)                       1.62         5/20/2017         4,890
      3,974  Enterprise Fleet Financing, LLC                          1.14        11/20/2017         3,986
      7,582  Fosse Master Issuer plc(a)                               1.67(c)     10/18/2054         7,652
      1,991  GE Equipment Small Ticket LLC(a)                         1.14         6/23/2014         1,991
      4,205  GE Equipment Small Ticket LLC(a)                         0.85        11/21/2014         4,208
      9,058  Gracechurch Mortgage Financing plc(a)                    1.82(c)     11/20/2056         9,197
     10,000  Hertz Vehicle Financing, LLC(a)                          5.93         3/25/2016        10,584
      5,000  Holmes Master Issuer plc(a)                              1.67(c)     10/15/2054         5,029
      4,550  Holmes Master Issuer plc(a)                              1.82(c)     10/21/2054         4,610
        371  John Deere Owner Trust                                   0.59         6/16/2014           371

================================================================================

32  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $ 10,000  Permanent Master Issuer plc(a)                           1.67%(c)     7/15/2042    $   10,051
     15,000  Permanent Master Issuer plc(a)                           1.82(c)      7/15/2042        15,218
      5,789  Prestige Auto Receivables Trust                          2.87         7/16/2018         5,836
      4,150  Rental Car Finance Corp.(a)                              4.38         2/25/2016         4,280
      1,045  Santander Drive Auto Receivables Trust(a)                1.48         5/15/2017         1,048
      3,479  SLM Student Loan Trust                                   0.82(c)     10/25/2038         3,000
      8,789  SLM Student Loan Trust                                   0.50(c)      1/25/2041         7,265
        998  Volvo Financial Equipment, LLC(a)                        0.75         7/15/2014           998
      3,513  Wheels SPV, LLC                                          1.19         3/20/2021         3,526
      2,000  Wheels SPV, LLC                                          1.53         3/20/2021         2,019
                                                                                                ----------
                                                                                                   189,041
                                                                                                ----------
             Total Asset-Backed Securities (cost: $184,127)                                        189,041
                                                                                                ----------

             COMMERCIAL MORTGAGE SECURITIES (9.7%)

             COMMERCIAL MORTGAGE-BACKED SECURITIES (8.8%)
      5,125  Banc of America Commercial Mortgage, Inc.                5.24        11/10/2042         5,451
      5,000  Banc of America Commercial Mortgage, Inc.                5.86         7/10/2044         5,226
      4,973  Banc of America Commercial Mortgage, Inc.                5.71         5/10/2045         5,161
      7,000  Banc of America Commercial Mortgage, Inc.                5.16        10/10/2045         7,368
      5,209  Bear Stearns Commercial Mortgage Securities, Inc.        5.44         3/11/2039         5,293
      8,000  Bear Stearns Commercial Mortgage Securities, Inc.        4.99         9/11/2042         8,310
     10,000  Citigroup/Deutsche Bank Commercial Mortgage Trust        5.22         7/15/2044        10,438
     12,000  Commercial Mortgage Trust                                5.12         6/10/2044        12,834
      8,600  Commercial Mortgage Trust                                3.25        10/15/2045         8,103
      5,425  Commercial Mortgage Trust(a)                             3.42        11/15/2045         5,190
      6,000  Commercial Mortgage Trust                                2.77        12/10/2045         5,610
      4,000  Commercial Mortgage Trust                                3.61         6/10/2046         3,963
     10,000  Commercial Mortgage Trust                                5.35        12/10/2046        10,892
      3,000  Credit Suisse Commercial Mortgage Trust                  5.39         2/15/2039         3,248
      3,708  Credit Suisse First Boston Mortgage Capital              5.39         2/15/2039         3,734
      8,700  Credit Suisse First Boston Mortgage Securities Corp.     5.10         8/15/2038         9,300
      9,386  Credit Suisse First Boston Mortgage Securities Corp.     5.23        12/15/2040        10,082
      5,000  GE Capital Commercial Mortgage Corp.                     5.29         3/10/2044         5,084
      4,437  GE Capital Commercial Mortgage Corp.                     5.29         3/10/2044         4,485
      4,000  GE Capital Commercial Mortgage Corp.                     5.07         7/10/2045         4,281
      7,000  GMAC Commercial Mortgage Securities Inc.                 5.29        11/10/2045         7,508
     13,500  GS Mortgage Securities Corp. II                          5.62         4/10/2038        14,656
      3,000  GS Mortgage Securities Corp. II                          5.83         8/10/2038         2,948
     10,264  GS Mortgage Securities Corp. II                          4.78         7/10/2039        10,413
      6,000  GS Mortgage Securities Corp. II                          3.21         5/10/2045         6,175
      5,000  GS Mortgage Securities Corp. II                          3.38         5/10/2045         4,995
      5,000  GS Mortgage Securities Trust                             3.28         2/10/2046         4,721

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $  5,000  GS Mortgage Securities Trust                             3.68%        2/10/2046    $    4,676
      5,000  J.P. Morgan Chase Commercial Mortgage Securities Corp.   4.84         7/15/2042         5,179
      6,000  J.P. Morgan Chase Commercial Mortgage Securities Corp.   5.00        10/15/2042         6,390
      6,000  J.P. Morgan Chase Commercial Mortgage Securities Corp.   5.04        10/15/2042         6,190
      4,551  J.P. Morgan Chase Commercial Mortgage Securities Corp.   5.49         4/15/2043         4,722
      3,000  J.P. Morgan Chase Commercial Mortgage Securities Corp.   5.81         6/12/2043         3,306
     10,000  J.P. Morgan Chase Commercial Mortgage Securities Corp.   5.20        12/15/2044        10,813
      4,682  J.P. Morgan Chase Commercial Mortgage Securities Corp.   5.86         4/15/2045         4,913
      5,697  J.P. Morgan Chase Commercial Mortgage Securities Corp.   4.82         5/15/2045         5,885
      4,000  J.P. Morgan Chase Commercial Mortgage Securities Corp.   5.48         5/15/2045         4,083
     10,000  J.P. Morgan Chase Commercial Mortgage Securities Corp.   4.27         6/15/2045        10,275
      1,889  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.(a)                                    1.87         2/15/2046         1,903
        260  J.P. Morgan Chase Commercial Mortgage Securities Corp.   4.63         3/15/2046           262
     10,000  J.P. Morgan Chase Commercial Mortgage Securities Trust   5.37         5/15/2047        10,635
     10,000  LB-UBS Commercial Mortgage Trust                         4.95         9/15/2030        10,632
      5,000  LB-UBS Commercial Mortgage Trust                         5.38        11/15/2038         5,353
      4,454  LB-UBS Commercial Mortgage Trust                         5.34         9/15/2039         4,690
      9,450  LB-UBS Commercial Mortgage Trust                         5.32        11/15/2040        10,050
      3,629  Merrill Lynch Mortgage Trust                             5.02         7/12/2038         3,732
     10,643  Merrill Lynch Mortgage Trust                             5.14         7/12/2038        11,099
      3,958  Morgan Stanley Capital I, Inc.                           5.80         8/12/2041         4,094
      5,350  Morgan Stanley Capital I, Inc.                           5.17         1/14/2042         5,581
      8,499  Morgan Stanley Capital I, Inc.                           5.37        12/15/2043         9,290
      1,132  Morgan Stanley Capital I, Inc.                           4.85         6/12/2047         1,146
      3,090  Morgan Stanley Capital I, Inc.                           5.17        10/12/2052         3,144
      5,000  Morgan Stanley Capital I, Inc.                           4.66         7/15/2056         5,109
      5,000  Timberstar Trust(a)                                      5.88        10/15/2036         5,443
      8,000  UBS Commercial Mortgage Trust                            4.17         5/10/2045         8,104
     10,000  UBS Commercial Mortgage Trust                            4.82         5/10/2045        10,297
     10,000  Wachovia Bank Commercial Mortgage Trust                  5.08         3/15/2042        10,524
      3,374  Wachovia Bank Commercial Mortgage Trust                  4.81         4/15/2042         3,463

================================================================================

34  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------

   $    989  Wachovia Bank Commercial Mortgage Trust                  5.58%        3/15/2045    $      999
     10,000  Wachovia Bank Commercial Mortgage Trust                  4.09         6/15/2045        10,154
      4,850  Wachovia Bank Commercial Mortgage Trust                  5.57        10/15/2048         5,391
      5,000  WF-RBS Commercial Mortgage Trust                         3.35         5/15/2045         4,721
                                                                                                ----------
                                                                                                   397,717
                                                                                                ----------
             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
     49,742  Commercial Mortgage Pass-Through Certificates,
               acquired 5/22/2012; cost $6,895(e)                     2.24         5/15/2045         6,276
     74,137  Commercial Mortgage Trust,
               acquired 11/06/2012; cost $9,938(e)                    2.02        10/15/2045         9,071
     40,329  GS Mortgage Securities Corp. II,
               acquired 5/18/2012; cost $6,162(e)                     2.61         5/10/2045         5,519
    190,667  GS Mortgage Securities Trust X1,
               acquired 6/27/2013; cost $4,998(a),(e)                 0.39         5/03/2032         5,133
     64,037  UBS Commercial Mortgage Trust,
               acquired 9/26/2012; cost $9,866(a),(e)                 2.35         5/10/2045         8,812
     35,669  Wells Fargo Commercial Mortgage Trust,
               acquired 9/21/2012; cost $4,948(a),(e)                 2.15        10/15/2045         4,473
                                                                                                ----------
                                                                                                    39,284
                                                                                                ----------
             Total Commercial Mortgage Securities (cost: $418,698)                                 437,001
                                                                                                ----------
             U.S. GOVERNMENT AGENCY ISSUES (4.2%)(h)

             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%)
     74,617  Freddie Mac (+)                                          1.59        10/25/2018         5,326
     71,085  Freddie Mac (+)                                          1.55         3/25/2019         5,189
     63,481  Freddie Mac (+)                                          1.46         1/25/2022         5,881
     99,290  Freddie Mac (+)                                          1.48         5/25/2022         9,814
     75,441  Freddie Mac (+)                                          1.51         6/25/2022         7,768
     99,013  Freddie Mac (+)                                          1.05        11/25/2022         7,424
     72,391  Freddie Mac (+)                                          0.90        10/25/2022         4,651
                                                                                                ----------
                                                                                                    46,053
                                                                                                ----------
             MORTGAGE-BACKED PASS-THROUGH SECURITIES (2.9%)
     19,228  Fannie Mae (+)                                           2.50         2/01/2028        19,267
      5,393  Fannie Mae (+)                                           5.00         6/01/2033         5,809
      2,166  Fannie Mae (+)                                           5.50         7/01/2021         2,364
      5,613  Fannie Mae (+)                                           5.50         9/01/2035         6,134
      2,166  Fannie Mae (+)                                           5.50        10/01/2035         2,359
      1,574  Fannie Mae (+)                                           5.50         1/01/2036         1,715
      3,492  Fannie Mae (+)                                           5.50         4/01/2036         3,808
      3,145  Fannie Mae (+)                                           5.50         2/01/2037         3,427
      3,726  Fannie Mae (+)                                           5.50         3/01/2037         4,103
      1,895  Fannie Mae (+)                                           5.50        11/01/2037         2,063

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $  7,058  Fannie Mae (+)                                           5.50%        5/01/2038    $    7,684
      4,106  Fannie Mae (+)                                           6.00         5/01/2036         4,497
      2,676  Fannie Mae (+)                                           6.00         6/01/2036         2,925
      4,696  Fannie Mae (+)                                           6.00         8/01/2037         5,134
        649  Fannie Mae (+)                                           6.50         4/01/2031           747
          7  Fannie Mae (+)                                           6.50         7/01/2031             8
      1,169  Fannie Mae (+)                                           6.50         3/01/2032         1,312
         28  Fannie Mae (+)                                           7.00        10/01/2022            32
         13  Fannie Mae (+)                                           7.00         3/01/2023            16
         71  Fannie Mae (+)                                           7.00         4/01/2023            82
     18,993  Freddie Mac (+)                                          3.50         5/01/2042        19,122
        997  Freddie Mac (+)                                          5.00         6/01/2020         1,063
      2,499  Freddie Mac (+)                                          5.00         1/01/2021         2,696
      2,912  Freddie Mac (+)                                          5.50        11/01/2020         3,160
        851  Freddie Mac (+)                                          5.50        12/01/2020           924
      2,412  Freddie Mac (+)                                          5.50        12/01/2035         2,631
      2,229  Freddie Mac (+)                                          5.50         4/01/2036         2,406
      6,201  Government National Mortgage Assn. I                     5.00         8/15/2033         6,902
        115  Government National Mortgage Assn. I                     6.00         8/15/2028           127
      2,910  Government National Mortgage Assn. I                     6.00         9/15/2028         3,221
        298  Government National Mortgage Assn. I                     6.00         9/15/2028           329
        401  Government National Mortgage Assn. I                     6.00         9/15/2028           445
        719  Government National Mortgage Assn. I                     6.00        10/15/2028           803
        167  Government National Mortgage Assn. I                     6.00         1/15/2029           185
         55  Government National Mortgage Assn. I                     6.00         1/15/2029            61
        330  Government National Mortgage Assn. I                     6.00         1/15/2029           363
        562  Government National Mortgage Assn. I                     6.00         1/15/2033           625
         19  Government National Mortgage Assn. I                     6.50         6/15/2023            22
         41  Government National Mortgage Assn. I                     6.50         7/15/2023            44
        231  Government National Mortgage Assn. I                     6.50         7/15/2023           255
         80  Government National Mortgage Assn. I                     6.50         9/15/2023            88
        237  Government National Mortgage Assn. I                     6.50        10/15/2023           268
        259  Government National Mortgage Assn. I                     6.50        10/15/2023           291
         40  Government National Mortgage Assn. I                     6.50        10/15/2023            44
        510  Government National Mortgage Assn. I                     6.50        12/15/2023           563
        271  Government National Mortgage Assn. I                     6.50        12/15/2023           302
         94  Government National Mortgage Assn. I                     6.50         1/15/2024           104
        250  Government National Mortgage Assn. I                     6.50         2/15/2024           278
         95  Government National Mortgage Assn. I                     6.50         4/15/2026           107
        556  Government National Mortgage Assn. I                     6.50         5/15/2028           622
      1,048  Government National Mortgage Assn. I                     6.50        10/15/2031         1,212
         49  Government National Mortgage Assn. I                     7.00         5/15/2023            55
         75  Government National Mortgage Assn. I                     7.00         5/15/2023            86
         68  Government National Mortgage Assn. I                     7.00         5/15/2023            78

================================================================================

36  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $     71  Government National Mortgage Assn. I                     7.00%        5/15/2023    $       81
        172  Government National Mortgage Assn. I                     7.00         6/15/2023           197
        133  Government National Mortgage Assn. I                     7.00         6/15/2023           153
        226  Government National Mortgage Assn. I                     7.00         8/15/2023           259
         48  Government National Mortgage Assn. I                     7.00         8/15/2023            55
        174  Government National Mortgage Assn. I                     7.00         8/15/2023           200
         33  Government National Mortgage Assn. I                     7.00         8/15/2023            38
        102  Government National Mortgage Assn. I                     7.00         9/15/2023           118
         55  Government National Mortgage Assn. I                     7.00         1/15/2026            64
         32  Government National Mortgage Assn. I                     7.00         3/15/2026            37
         16  Government National Mortgage Assn. I                     7.00         3/15/2026            19
        358  Government National Mortgage Assn. I                     7.00        10/15/2027           410
        432  Government National Mortgage Assn. I                     7.00         6/15/2029           505
        203  Government National Mortgage Assn. I                     7.00         6/15/2029           238
        153  Government National Mortgage Assn. I                     7.00         7/15/2029           179
        380  Government National Mortgage Assn. I                     7.00         8/15/2031           443
        190  Government National Mortgage Assn. I                     7.00         7/15/2032           222
        278  Government National Mortgage Assn. I                     7.50         7/15/2023           315
        337  Government National Mortgage Assn. I                     7.50         6/15/2026           384
        141  Government National Mortgage Assn. I                     7.50         6/15/2026           161
        150  Government National Mortgage Assn. I                     7.50         7/15/2026           170
        209  Government National Mortgage Assn. I                     7.50         5/15/2027           239
        261  Government National Mortgage Assn. I                     7.50         2/15/2028           313
        233  Government National Mortgage Assn. I                     7.50        12/15/2028           277
        220  Government National Mortgage Assn. I                     7.50         8/15/2029           262
      1,271  Government National Mortgage Assn. II                    5.50         4/20/2033         1,398
      1,200  Government National Mortgage Assn. II                    6.00         8/20/2032         1,331
        842  Government National Mortgage Assn. II                    6.00         9/20/2032           934
        363  Government National Mortgage Assn. II                    6.50         8/20/2031           420
                                                                                                ----------
                                                                                                   132,390
                                                                                                ----------
             OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.3%)
     10,000  Totem Ocean Trailer Express, Inc., Title XI              6.37         4/15/2028        11,152
                                                                                                ----------
             Total U.S. Government Agency Issues (cost: $180,912)                                  189,595
                                                                                                ----------
             U.S. TREASURY SECURITIES (11.1%)

             BONDS (2.1%)
     40,000  2.75%, 8/15/2042                                                                       33,597
     10,000  2.75%, 11/15/2042                                                                       8,387
     30,000  3.88%, 8/15/2040                                                                       31,641
     20,000  4.25%, 11/15/2040                                                                      22,437
                                                                                                ----------
                                                                                                    96,062
                                                                                                ----------
             INFLATION-INDEXED NOTES (1.5%)
    55,608   2.38%, 1/15/2025                                                                       66,723
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             NOTES (7.5%)
   $ 20,000  1.63%, 8/15/2022                                                                   $   18,622
     20,000  1.63%, 11/15/2022                                                                      18,516
     25,000  2.00%, 2/15/2022                                                                       24,285
     10,000  2.00%, 2/15/2023                                                                        9,534
     25,000  2.63%, 8/15/2020                                                                       26,046
     55,000  2.63%, 11/15/2020                                                                      57,135
     25,000  3.38%, 11/15/2019                                                                      27,426
     55,000  3.50%, 5/15/2020                                                                       60,612
     85,000  3.63%, 2/15/2020                                                                       94,469
                                                                                                ----------
                                                                                                   336,645
                                                                                                ----------
             Total U.S. Treasury Securities (cost: $473,101)                                       499,430
                                                                                                ----------
             MUNICIPAL BONDS (5.9%)

             AIRPORT/PORT (1.3%)
     17,000  Chicago Midway Airport                                   3.53%        1/01/2041(i)     17,687
      5,000  Chicago O'Hare International Airport                     5.00         1/01/2021         5,572
     12,570  Dallas-Fort Worth International Airport Facilities       4.00        11/01/2021        12,987
      2,265  Dallas-Fort Worth International Airport Facilities       4.44        11/01/2021         2,334
      5,000  Port of Oakland                                          4.50         5/01/2030         4,643
     10,000  Port of Oakland                                          4.50         5/01/2032         9,224
      2,385  Port of Seattle                                          3.00         8/01/2015         2,492
      4,350  Port of Seattle                                          4.00         8/01/2016         4,720
                                                                                                ----------
             Total Airport/Port                                                                     59,659
                                                                                                ----------
             APPROPRIATED DEBT (0.8%)
      5,600  Brevard County School Board                              1.70         7/01/2017         5,441
      3,250  Jacksonville                                             2.00        10/01/2019         3,104
      3,000  Jacksonville                                             2.37        10/01/2020         2,866
      5,000  Kannapolis Ltd.                                          7.28         3/01/2027         5,214
     10,000  Miami-Dade County School Board                           5.38         5/01/2031        10,607
      1,240  New Jersey EDA                                           5.18        11/01/2015         1,280
      6,000  Palm Beach County School Board                           5.40         8/01/2025         6,396
        850  Placentia Yorba Linda USD                                5.40         8/01/2021           910
                                                                                                ----------
                                                                                                    35,818
                                                                                                ----------
             CASINOS & GAMING (0.1%)
      6,348  Mashantucket (Western) Pequot Tribe(a)                   6.35         7/01/2026         4,229
                                                                                                ----------
             COMMUNITY SERVICE (0.1%)
      2,750  Art Institute of Chicago                                 3.23         3/01/2022         2,734
                                                                                                ----------
             EDUCATION (0.6%)
      2,000  Austin Texas Community College District Public Auth.     6.91         8/01/2035         2,467
      9,520  Indiana State                                            2.13         7/15/2019         9,198

================================================================================

38  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
   $ 10,000  New Jersey EDA                                           5.25%        9/01/2022    $   11,272
      2,000  Torrance USD                                             5.52         8/01/2021         2,196
                                                                                                ----------
                                                                                                    25,133
                                                                                                ----------
             ELECTRIC UTILITIES (0.3%)
      5,000  Appling County Dev. Auth                                 2.40(c)      1/01/2038(i)      4,798
      5,000  Burke County Dev. Auth.                                  1.25         1/01/2052(i)      5,004
      5,000  Farmington Pollution Control                             2.88         9/01/2024(i)      5,023
                                                                                                ----------
                                                                                                    14,825
                                                                                                ----------
             ELECTRIC/GAS UTILITIES (0.6%)
      2,000  Jackson Energy Auth.                                     2.90         4/01/2022         1,886
      2,745  Jackson Energy Auth.                                     3.05         4/01/2023         2,572
      3,915  Jackson Energy Auth.                                     3.20         4/01/2024         3,656
     10,000  Long Island Power Auth.                                  5.25         5/01/2022        10,600
      2,500  Pedernales Electric Cooperative, Inc.(a)                 5.95        11/15/2022         2,794
      4,615  Piedmont Municipal Power Agency                          4.34         1/01/2017         4,672
                                                                                                ----------
                                                                                                    26,180
                                                                                                ----------
             ESCROWED BONDS (0.0%)
      1,000  New Jersey Turnpike Auth. (INS)(PRE)                     4.25         1/01/2016         1,046
                                                                                                ----------
             GENERAL OBLIGATION (0.6%)
      1,250  City and County of Honolulu                              2.51        11/01/2022         1,179
      5,000  City and County of Honolulu                              2.51        11/01/2022         4,705
        900  City and County of Honolulu                              2.81        11/01/2023           839
        730  City and County of Honolulu                              2.91        11/01/2024           668
        680  City and County of Honolulu                              3.06        11/01/2025           623
        775  City and County of Honolulu                              3.16        11/01/2026           710
        625  City and County of Honolulu                              3.26        11/01/2027           574
        690  City and County of Honolulu                              3.36        11/01/2028           630
      1,250  Las Virgenes USD                                         5.54         8/01/2025         1,352
      2,200  Marin County (INS)                                       4.89         8/01/2016         2,392
      1,800  State of Mississippi                                     2.83        12/01/2024         1,696
      2,000  State of Mississippi                                     3.03        12/01/2025         1,878
     10,000  State of Washington                                      5.25         2/01/2036        10,683
                                                                                                ----------
                                                                                                    27,929
                                                                                                ----------
             HOSPITAL (0.3%)
     10,000  Rochester Health Care Facilities                         4.50        11/15/2038(i)     11,259
                                                                                                ----------
             SPECIAL ASSESSMENT/TAX/FEE (0.5%)
      9,000  Colony Local Dev. Corp. (INS)                            4.38        10/01/2033         8,322
      5,000  New Jersey Transportation Trust Fund Auth. (INS)         5.25        12/15/2022         5,787
      3,320  New Jersey Transportation Trust Fund Auth.               5.50        12/15/2022         3,909
      5,000  New York City Transitional Finance Auth.                 5.00         2/01/2035         5,213
                                                                                                ----------
                                                                                                    23,231
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             TOLL ROADS (0.3%)
   $ 11,935  New Jersey Turnpike Auth. (INS)                          4.25%        1/01/2016    $   12,288
      3,000  North Texas Tollway Auth.                                5.00         9/01/2031         3,173
                                                                                                ----------
                                                                                                    15,461
                                                                                                ----------
             WATER/SEWER UTILITY (0.4%)
      5,000  Houston Utility System                                   5.00        11/15/2033         5,184
     10,825  New York Municipal Water Finance Auth.                   5.25         6/15/2040        11,330
      2,500  Tohopekaliga Water Auth.                                 5.25        10/01/2036         2,643
                                                                                                ----------
                                                                                                    19,157
                                                                                                ----------
             Total Municipal Bonds (cost: $259,872)                                                266,661
                                                                                                ----------

----------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (3.1%)

             COMMON STOCKS (1.4%)

             CONSUMER STAPLES (0.1%)
             -----------------------
             HOUSEHOLD PRODUCTS (0.1%)
     40,000  Kimberly-Clark Corp.                                                                    3,952
                                                                                                ----------
             ENERGY (0.3%)
             -------------
             INTEGRATED OIL & GAS (0.3%)
     50,000  Chevron Corp.                                                                           6,294
     80,000  Royal Dutch Shell plc ADR                                                               5,468
                                                                                                ----------
                                                                                                    11,762
                                                                                                ----------
             Total Energy                                                                           11,762
                                                                                                ----------
             FINANCIALS (0.3%)
             -----------------
             DIVERSIFIED BANKS (0.2%)
     50,000  Bank of Montreal                                                                        3,106
     50,000  Canadian Imperial Bank of Commerce                                                      3,794
                                                                                                ----------
                                                                                                     6,900
                                                                                                ----------
             THRIFTS & MORTGAGE FINANCE (0.1%)
    400,000  People's United Financial, Inc.                                                         6,000
                                                                                                ----------
             Total Financials                                                                       12,900
                                                                                                ----------
             HEALTH CARE (0.1%)
             ------------------
             PHARMACEUTICALS (0.1%)
    140,000  Merck & Co., Inc.                                                                       6,744
                                                                                                ----------

================================================================================

40  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             INDUSTRIALS (0.1%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.1%)
    150,000  General Electric Co.                                                               $    3,655
                                                                                                ----------
             INFORMATION TECHNOLOGY (0.1%)
             -----------------------------
             SEMICONDUCTORS (0.1%)
    125,000  Intel Corp.                                                                             2,913
                                                                                                ----------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    270,000  AT&T, Inc.                                                                              9,523
                                                                                                ----------
             UTILITIES (0.2%)
             ----------------
             ELECTRIC UTILITIES (0.1%)
    130,000  Southern Co.                                                                            5,829
                                                                                                ----------
             MULTI-UTILITIES (0.1%)
    200,000  CMS Energy Corp.                                                                        5,598
                                                                                                ----------
             Total Utilities                                                                        11,427
                                                                                                ----------
             Total Common Stocks (cost: $50,151)                                                    62,876
                                                                                                ----------

----------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/SHARES
----------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS (1.7%)

             CONSUMER STAPLES (0.3%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.3%)
    125,000  Dairy Farmers of America, Inc., 7.88%,
               cumulative redeemable, perpetual(a)                                                  13,414
                                                                                                ----------
             FINANCIALS (1.2%)
             -----------------
             PROPERTY & CASUALTY INSURANCE (0.1%)
     $5,000  Catlin Insurance Co. Ltd., 7.25%, perpetual(a)                                          5,250
                                                                                                ----------
             REITs - INDUSTRIAL (0.5%)
    344,500  ProLogis, Inc., Series Q, 8.54%,
               cumulative redeemable, perpetual                                                     21,477
                                                                                                ----------
             REITs - OFFICE (0.1%)
    200,000  CommonWealth REIT, Series E, 7.25%,
               cumulative redeemable, perpetual                                                      4,969
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
$(000)/SHARES SECURITY                                                RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             REITs - RESIDENTIAL (0.5%)
    142,500  Equity Residential Properties Trust, depositary shares,
               Series K, 8.29%, cumulative redeemable, perpetual                                $    8,751
    250,000  Post Properties, Inc., Series A, 8.50%,
               cumulative redeemable, perpetual                                                     16,164
                                                                                                ----------
                                                                                                    24,915
                                                                                                ----------
             Total Financials                                                                       56,611
                                                                                                ----------
             INDUSTRIALS (0.1%)
             ------------------
             OFFICE SERVICES & SUPPLIES (0.1%)
      3,000  Pitney Bowes International Holdings, Series F, 6.13%,
               cumulative redeemable, perpetual(a)                                                   2,978
                                                                                                ----------
             UTILITIES (0.1%)
             ----------------
             ELECTRIC UTILITIES (0.1%)
     50,000  Southern California Edison, Series D, 6.50%,
               cumulative redeemable, perpetual                                                      5,287
                                                                                                ----------
             Total Preferred Stocks (cost: $65,830)                                                 78,290
                                                                                                ----------
             Total Equity Securities (cost: $115,981)                                              141,166
                                                                                                ----------

             MONEY MARKET INSTRUMENTS (1.4%)

             COMMERCIAL PAPER (1.2%)

             CONSUMER STAPLES (0.5%)
             -----------------------
             PACKAGED FOODS & MEAT (0.5%)
   $ 25,000  McCormick & Co.(a),(j)                                  0.11%        8/01/2013         25,000
                                                                                                ----------
             FINANCIALS (0.3%)
             -----------------
             ASSET-BACKED FINANCING (0.3%)
     11,639  Cafco LLC(a)                                            0.11         8/02/2013         11,639
                                                                                                ----------
             MATERIALS (0.4%)
             ----------------
             PAPER PRODUCTS (0.4%)
     15,000  Georgia Pacific LLC(a),(j)                              0.20         8/06/2013         14,999
      4,000  Georgia Pacific LLC(a),(j)                              0.21         8/13/2013          4,000
                                                                                                ----------
                                                                                                    18,999
                                                                                                ----------
             Total Materials                                                                        18,999
                                                                                                ----------
             Total Commercial Paper                                                                 55,638
                                                                                                ----------

             MONEY MARKET FUNDS (0.2%)
  8,083,016  State Street Institutional Liquid Reserve Fund, 0.08%(k)                                8,083
                                                                                                ----------
             Total Money Market Instruments (cost: $63,721)                                         63,721
                                                                                                ----------

             TOTAL INVESTMENTS (COST: $4,278,752)                                               $4,482,129
                                                                                                ==========

================================================================================

42  | USAA INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------
                                              (LEVEL 1)             (LEVEL 2)      (LEVEL 3)
                                          QUOTED PRICES     OTHER SIGNIFICANT    SIGNIFICANT
                                      IN ACTIVE MARKETS            OBSERVABLE   UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS                INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                        $      -            $1,696,165        $     -    $1,696,165
  Eurodollar and Yankee Obligations                   -               966,905              -       966,905
  Foreign Government Obligations                      -                32,444              -        32,444
  Asset-Backed Securities                             -               185,260          3,781       189,041
  Commercial Mortgage Securities                      -               437,001              -       437,001
  U.S. Government Agency Issues                       -               189,595              -       189,595
  U.S. Treasury Securities                      499,430                     -              -       499,430
  Municipal Bonds                                     -               266,661              -       266,661
Equity Securities:
  Common Stocks                                  62,876                   -                -        62,876
  Preferred Stocks                                    -              78,290                -        78,290
Money Market Instruments:
  Commercial Paper                                    -                55,638              -        55,638
  Money Market Funds                              8,083                     -              -         8,083
----------------------------------------------------------------------------------------------------------
Total                                          $570,389            $3,907,959         $3,781    $4,482,129
----------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                              COMMERCIAL
                                                                               MORTGAGE
                                                                              SECURITIES
----------------------------------------------------------------------------------------
Balance as of July 31, 2012                                                       $    -
Purchases                                                                          4,000
Sales                                                                               (243)
Transfers into Level 3                                                                 -
Transfers out of Level 3                                                               -
Net realized gain (loss) on investments                                                -
Change in net unrealized appreciation/depreciation on investments                     24
-----------------------------------------------------------------------------------------
Balance as of July 31, 2013                                                       $3,781
-----------------------------------------------------------------------------------------

For the period of August 1, 2012, through July 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 22.5% of net assets at July 31, 2013.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

44  | USAA INCOME FUND

================================================================================

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    U.S. TREASURY INFLATION-INDEXED NOTES -- designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    CAD       Canadian dollars

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    EDA       Economic Development Authority

    PRE       Prerefunded to a date prior to maturity

    REIT      Real estate investment trust

    Title XI The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

    USD       Unified School District

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Corp., Berkshire Hathaway Assurance Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under

================================================================================

46  | USAA INCOME FUND

================================================================================

        liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2013. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2013.

    (d) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2013, was $40,784,000, which represented 0.9% of the Fund's net assets.

    (f) Currently the issuer is in default with respect to interest and/or principal payments.

    (g) Security was fair valued at July 31, 2013, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,781,000, which represented 0.08% of net assets of the fund.

    (h) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as Freddie Mac (Federal Home Loan Mortgage

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

        Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide capital in exchange for senior preferred stock.

    (i) Put bond -- provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (j) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (k) Rate represents the money market fund annualized seven-day yield at July 31, 2013.

    (l) In U.S. dollars unless otherwise noted.

    See accompanying notes to financial statements.

================================================================================

48  | USAA INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $4,278,752)           $4,482,129
  Cash                                                                              11
  Receivables:
      Capital shares sold:
          Affiliated transactions (Note 7)                                          43
          Unaffiliated transactions                                              4,128
      USAA Asset Management Company (Note 6C)                                        4
      Dividends and interest                                                    40,247
      Securities sold                                                            8,863
                                                                            ----------
          Total assets                                                       4,535,425
                                                                            ----------
LIABILITIES
  Payables:
      Securities purchased                                                      14,851
      Capital shares redeemed:
          Affiliated transactions (Note 7)                                       3,000
          Unaffiliated transactions                                              3,509
  Accrued management fees                                                        1,086
  Accrued transfer agent's fees                                                    105
  Other accrued expenses and payables                                              233
                                                                            ----------
          Total liabilities                                                     22,784
                                                                            ----------
               Net assets applicable to capital shares outstanding          $4,512,641
                                                                            ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                           $4,306,658
  Accumulated undistributed net investment income                                1,693
  Accumulated net realized gain on investments                                     912
  Net unrealized appreciation of investments                                   203,377
  Net unrealized appreciation of foreign currency translations                       1
                                                                            ----------
               Net assets applicable to capital shares outstanding          $4,512,641
                                                                            ==========
  Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $2,659,263/203,020 shares outstanding)     $    13.10
                                                                            ==========
      Institutional Shares (net assets of $1,847,503/141,118
          shares outstanding)                                               $    13.09
                                                                            ==========
      Adviser Shares (net assets of $5,875/449 shares outstanding)          $    13.08
                                                                            ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $109)                          $   7,011
    Interest                                                                     176,735
                                                                               ---------
               Total income                                                      183,746
                                                                               ---------
EXPENSES
    Management fees                                                               11,128
    Administration and servicing fees:
         Fund Shares                                                               4,435
         Institutional Shares                                                      1,511
         Adviser Shares                                                                9
    Transfer agent's fees:
         Fund Shares                                                               4,433
         Institutional Shares                                                      1,511
    Distribution and service fees (Note 6E):
         Adviser Shares                                                               15
    Custody and accounting fees:
         Fund Shares                                                                 368
         Institutional Shares                                                        181
         Adviser Shares                                                                1
    Postage:
         Fund Shares                                                                 150
         Institutional Shares                                                          9
    Shareholder reporting fees:
         Fund Shares                                                                  98
         Institutional Shares                                                          9
    Trustees' fees                                                                    13
    Registration fees:
         Fund Shares                                                                  58
         Institutional Shares                                                         86
         Adviser Shares                                                               25
    Professional fees                                                                228
    Other                                                                             63
                                                                               ---------
               Total expenses                                                     24,331
    Expenses reimbursed:
         Adviser Shares                                                              (11)
                                                                               ---------
               Net expenses                                                       24,320
                                                                               ---------
NET INVESTMENT INCOME                                                            159,426
                                                                               ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND FOREIGN CURRENCY
    Net realized gain (loss) on:
         Unaffiliated Transactions                                                15,851
         Affiliated Transactions (Note 8)                                          3,745
         Foreign currency transactions                                               (11)
    Change in net unrealized appreciation/depreciation of:
         Investments                                                            (126,480)
         Foreign currency translations                                                 1
                                                                               ---------
               Net realized and unrealized loss                                 (106,894)
                                                                               ---------
    Increase in net assets resulting from operations                           $  52,532
                                                                               =========

See accompanying notes to financial statements.

================================================================================

50  | USAA INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

-------------------------------------------------------------------------------------------

                                                                       2013            2012
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $  159,426      $  142,647
   Net realized gain on investments                                  19,596           8,303
   Net realized loss on foreign currency transactions                   (11)             (3)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                 (126,480)        105,758
       Foreign currency translations                                      1               -
                                                                 --------------------------
       Increase in net assets resulting from operations              52,532         256,705
                                                                 --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                 (102,045)       (125,163)
       Institutional Shares                                         (57,681)        (17,684)
       Adviser Shares                                                  (198)           (196)
                                                                 --------------------------
             Total distributions of net investment income          (159,924)       (143,043)
                                                                 --------------------------
   Net realized gains:
       Fund Shares                                                   (6,912)              -
       Institutional Shares                                          (4,032)              -
       Adviser Shares                                                   (15)              -
                                                                 --------------------------
             Total distributions of net realized gains              (10,959)              -
                                                                 --------------------------
       Distributions to shareholders                               (170,883)       (143,043)
                                                                 --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
       Fund Shares                                                 (848,602)        327,931
       Institutional Shares                                       1,217,909         351,570
       Adviser Shares                                                   151             247
                                                                 --------------------------
             Total net increase in net assets from capital
                 share transactions                                 369,458         679,748
                                                                 --------------------------
       Capital contribution from USAA Transfer Agency
             Company                                                      -               1
                                                                 --------------------------
   Net increase in net assets                                       251,107         793,411
NET ASSETS
   Beginning of year                                              4,261,534       3,468,123
                                                                 --------------------------
   End of year                                                   $4,512,641      $4,261,534
                                                                 ==========================
Accumulated undistributed net investment income:
   End of year                                                   $    1,693      $    2,203
                                                                 ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is maximum current income without undue risk to principal.

The Fund has three classes of shares: Income Fund Shares (Fund Shares), Income Fund Institutional Shares (Institutional Shares), and Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons

================================================================================

52  | USAA INCOME FUND

================================================================================

or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

        the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially

================================================================================

54  | USAA INCOME FUND

================================================================================

        affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include all preferred stocks, which are value based on methods discussed in
    Note 1A2 and certain bonds valued based on methods

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    discussed in Note 1A1, and commercial paper, which are valued at amortized cost.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded daily on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

56  | USAA INCOME FUND

================================================================================

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended July 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended July 31, 2013, the Fund paid CAPCO facility fees of $27,000, which represents 7.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase

================================================================================

58  | USAA INCOME FUND

================================================================================

accumulated net realized gain on investments by $12,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2013, and 2012, was as follows:

                                                       2013             2012
                                                  ------------------------------
Ordinary income*                                  $159,924,000      $143,043,000
Long-term realized capital gains                    10,959,000                 -

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $  2,133,000
Undistributed long-term capital gains                                    912,000
Unrealized appreciation of investments                               203,377,000
Unrealized appreciation on foreign currency translations                   1,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended July 31, 2013, the Fund utilized pre-enactment capital loss carryforwards of $6,709,000, to offset capital gains. At July 31, 2013,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

the Fund had no pre-enactment or post-enactment capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2013, were $1,487,843,000 and $1,034,596,000, respectively.

As of July 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $4,278,752,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2013, for federal income tax purposes, were $261,598,000 and $58,221,000, respectively, resulting in net unrealized appreciation of $203,377,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

60  | USAA INCOME FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                  YEAR ENDED
                                                JULY 31, 2013               JULY 31, 2012
-------------------------------------------------------------------------------------------
                                             SHARES       AMOUNT        SHARES      AMOUNT
                                           ------------------------------------------------
FUND SHARES:
Shares sold                                  44,481    $   599,445       68,461   $ 902,471
Shares issued from reinvested
  dividends                                   7,496        100,726        8,823     116,052
Shares redeemed                            (114,820)    (1,548,773)     (52,427)   (690,592)
                                           ------------------------------------------------
Net increase (decrease) from
  capital share transactions                (62,843)   $  (848,602)      24,857   $ 327,931
                                           ================================================
INSTITUTIONAL SHARES:
Shares sold                                 118,906    $ 1,603,716       32,507   $ 429,371
Shares issued from reinvested
  dividends                                   4,537         60,881        1,343      17,684
Shares redeemed                             (33,364)      (446,688)      (7,214)    (95,485)
                                           ------------------------------------------------
Net increase from capital
  share transactions                         90,079    $ 1,217,909       26,636   $ 351,570
                                           ================================================
ADVISER SHARES:
Shares sold                                      43    $       584           21   $     274
Shares issued from reinvested
  dividends                                       3             32            1          19
Shares redeemed                                 (35)          (465)          (3)        (46)
                                           ------------------------------------------------
Net increase from capital
  share transactions                             11    $       151           19   $     247
                                           ================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets for the fiscal year.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper A Rated Bond Funds Index over the performance period. The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper Corporate Debt Funds A Rated category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010 for the Adviser Shares. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 0.20% to 0.50%                    +/- 0.04%
+/- 0.51% to 1.00%                    +/- 0.05%
+/- 1.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $11,128,000, which included a

================================================================================

62  | USAA INCOME FUND

================================================================================

    performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $259,000, $132,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.01%, 0.01%, and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2013, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $4,435,000, $1,511,000, and $9,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2013, the Fund reimbursed the Manager $137,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2013, to limit the annual expenses of the Adviser Shares to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2013, the Adviser Shares incurred reimbursable expenses of $11,000, of which $4,000 was receivable from the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2013, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $4,433,000, $1,511,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2013, the Adviser Shares incurred distribution and service (12b-1) fees of $15,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Institutional Shares is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2013, the Fund recorded a receivable for capital shares

================================================================================

64  | USAA INCOME FUND

================================================================================

sold of $43,000 and a payable for capital shares redeemed of $3,000,000 for the USAA fund-of-funds' purchases and redemptions of Institutional Shares. As of July 31, 2013, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                       0.5
USAA Target Retirement Income Fund                                       1.2
USAA Target Retirement 2020 Fund                                         1.8
USAA Target Retirement 2030 Fund                                         2.1
USAA Target Retirement 2040 Fund                                         1.0
USAA Target Retirement 2050 Fund                                         0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2013, USAA and its affiliates owned 387,000 shares which represents 86.2% of the Adviser Shares and 0.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2013, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                     COST TO      GAIN (LOSS)
SELLER                        PURCHASER             PURCHASER      TO SELLER
--------------------------------------------------------------------------------
USAA Income Fund          USAA Short-Term
                            Bond Fund              $82,304,000    $3,344,000
USAA Income Fund          USAA Intermediate-Term
                            Bond Fund               15,276,000       401,000
USAA Real Return Fund     USAA Income Fund           3,337,000       324,000
USAA High Income Fund     USAA Income Fund           8,653,000       763,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

(9) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

66  | USAA INCOME FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                   ------------------------------------------------------------------
                                         2013          2012          2011          2010          2009
                                   ------------------------------------------------------------------
Net asset value at
  beginning of period              $    13.43    $    13.05    $    12.78    $    11.86    $    11.81
                                   ------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                   .49           .49           .52           .59           .64
  Net realized and unrealized
    gain (loss)                          (.32)          .38           .27           .92           .05
                                   ------------------------------------------------------------------
Total from investment
  operations                              .17           .87           .79          1.51           .69
                                   ------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.47)         (.49)         (.52)         (.59)         (.64)
  Realized capital gains                 (.03)            -             -             -             -
                                   ------------------------------------------------------------------
Total distributions                      (.50)         (.49)         (.52)         (.59)         (.64)
                                   ------------------------------------------------------------------
Net asset value at
  end of period                    $    13.10    $    13.43    $    13.05    $    12.78 $       11.86
                                   ==================================================================
Total return (%)*                        1.30          6.85          6.34         13.00(b)       6.38
Net assets at end of period (000)  $2,659,263    $3,570,505    $3,144,378    $2,628,381    $2,080,994
Ratios to average net assets:**
  Expenses (%)(a)                         .58           .59           .61           .63(b)        .65
  Net investment income (%)              3.53          3.75          4.09          4.80          5.76
Portfolio turnover (%)                     24            19            19            12            17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $2,956,004,000.

(a) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) During the year ended July 31, 2010, SAS reimbursed the Fund $419,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.02%. This decrease is excluded from the expense ratios in the Financial Highlights table.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                                          YEAR ENDED JULY 31,                      PERIOD ENDED
                                     ---------------------------------------------------------        JULY 31,
                                           2013          2012            2011             2010         2009***
                                     --------------------------------------------------------------------------
Net asset value at
  beginning of period                $    13.42      $  13.04        $  12.78         $  11.86         $ 11.83
                                     -------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                     .48           .51             .56              .62             .67(a)
  Net realized and unrealized
    gain (loss)                            (.29)          .38             .25              .92             .04(a)
                                     -------------------------------------------------------------------------
Total from investment operations            .19           .89             .81             1.54             .71(a)
                                     -------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.49)         (.51)           (.55)            (.62)           (.68)
  Realized capital gains                   (.03)            -               -                -               -
                                     -------------------------------------------------------------------------
Total distributions                        (.52)         (.51)           (.55)            (.62)           (.68)
                                     -------------------------------------------------------------------------
Net asset value at
  end of period                      $    13.09      $  13.42        $  13.04         $  12.78         $ 11.86
                                     =========================================================================
Total return (%)*                          1.42          6.98            6.50            13.27            6.52
Net assets at end
  of period (000)                    $1,847,503      $685,149        $318,276         $190,659         $59,659
Ratios to average net assets:**
  Expenses (%)(c)                           .47           .48             .38(d)           .38(d)          .38(b),(d)
  Net investment income (%)                3.63          3.81            4.30             4.92            5.99(b)
Portfolio turnover (%)                       24            19              19               12              17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $1,512,278,000.

*** Institutional Shares were initiated on August 1, 2008.

(a) Calculated using average shares.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.40% of the Institutional Shares' average net assets.

================================================================================

68  | USAA INCOME FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                    YEAR ENDED JULY 31,      PERIOD ENDED
                                                  ---------------------       JULY 31,***
                                                    2013           2012           2011
                                                  ---------------------------------------
Net asset value at beginning of period            $13.41         $13.03         $12.77
Income (loss) from investment operations:
  Net investment income                              .43            .46            .49(a)
  Net realized and unrealized gain (loss)           (.30)           .38            .27(a)
                                                  ------------------------------------
Total from investment operations                     .13            .84            .76(a)
                                                  ------------------------------------
Less distributions from:
  Net investment income                             (.43)          (.46)          (.50)
  Realized capital gains                            (.03)             -              -
                                                  ------------------------------------
Total distributions                                 (.46)          (.46)          (.50)
                                                  ------------------------------------
Net asset value at end of period                  $13.08         $13.41         $13.03
                                                  ====================================
Total return (%)*                                    .99           6.55           6.05
Net assets at end of period (000)                 $5,875         $5,880         $5,469
Ratios to average net assets:**
  Expenses (%)(c)                                    .90            .90            .90(b)
  Expenses, excluding reimbursements (%)(c)         1.08           1.12           1.62(b)
  Net investment income (%)                         3.21           3.45           3.82(b)
Portfolio turnover (%)                                24             19             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $6,119,000.

*** Adviser Shares were initiated on August 1, 2010.

(a) Calculated using average shares.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

EXPENSE EXAMPLE

July 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2013, through July 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not

================================================================================

70  | USAA INCOME FUND

================================================================================

the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                       BEGINNING                ENDING               DURING PERIOD*
                                     ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2013 -
                                    FEBRUARY 1, 2013         JULY 31, 2013           JULY 31, 2013
                                    ------------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00              $  990.60                  $2.91

Hypothetical
 (5% return before expenses)             1,000.00               1,021.87                   2.96

INSTITUTIONAL SHARES
Actual                                   1,000.00                 991.20                   2.37

Hypothetical
 (5% return before expenses)             1,000.00               1,022.41                   2.41

ADVISER SHARES
Actual                                   1,000.00                 989.10                   4.44

Hypothetical
 (5% return before expenses)             1,000.00               1,020.33                   4.51

* Expenses are equal to the annualized expense ratio of 0.59% for Fund Shares, 0.48% for Institutional Shares, and 0.90% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.94)% for Fund Shares, (0.88)% for Institutional Shares, and (1.09)% for Adviser Shares for the six-month period of February 1, 2013, through July 31, 2013.

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2013

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the

================================================================================

72  | USAA INCOME FUND

================================================================================

Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe.

================================================================================

74  | USAA INCOME FUND

================================================================================

The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2012, was above the average of its performance universe and lower than its Lipper index for the three-year period ended December 31, 2012, and was above the average of its performance universe and its Lipper index for the five-year period ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2012, was in the top 35% of its performance universe for the three-year period ended December 31, 2012, and was in the top 20% of its performance universe for the five-year period ended December 31, 2012.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

76  | USAA INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 16 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA INCOME FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over five years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 13 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors. LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member in 9/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as one year as a Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

80  | USAA INCOME FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012); Vice President, New Life Investments, LLC (1986-1992). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

   (2)  Member of Executive Committee

   (3)  Member of Audit Committee

   (4)  Member of Pricing and Investment Committee

   (5)  Member of Corporate Governance Committee

   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

   (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Executive Director and General Counsel, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Secretary of AMCO, SAS and ICorp.

================================================================================

82  | USAA INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10); Associate, Morrison & Foerster LLP (07/07-02/09). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

84  | USAA INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
                                     Jefferson C. Boyce
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA
(8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA
(8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    23423-0913                               (C)2013, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2013 and 2012 were $460,191 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended July 31, 2013 and 2012 were $27,750 and $0, other fees billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended July 31, 2013 and 2012 were $27,000 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2013 and 2012 were $442,000 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:     09/20/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     09/24/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/23/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.